UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-2668

Oppenheimer Rochester AMT-Free Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2017

Item 1. Reports to Stockholders.

Annual Report	7/31/2017

Oppenheimer Rochester ® AMT- Free Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	4.08%	-0.86%	0.26%
5-Year	5.39	4.37	3.10
10-Year	2.82	2.32	4.60

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester AMT-Free Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of July 31, 2017, the Class A shares provided a distribution yield at net asset value (NAV) of 4.57% and a yield-driven, 12-month total return of 4.08% at NAV. Over the same period, the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, provided a total return of 0.26%. Tax-free income comprised 100% of the total return this reporting period.

MARKET OVERVIEW

During this reporting period, U.S. equities rallied and yields on AAA-rated municipal bonds and Treasury securities improved. The price declines in the municipal bond market, which were most notable immediately after Election Day, depressed the total return of this Fund’s benchmark, which is a widely used index of the performance of the general muni market.

On June 14, 2017, the Fed Funds target rate was raised by one-quarter of 1 percentage point to a range of 1.00% to 1.25%, and the Federal Reserve Open Market Committee (FOMC) signaled plans for one more rate

The average distribution yield in Lipper’s General & Insured Municipal Debt Funds category was 2.88% at the end of this reporting period. At 4.57%, the distribution yield at NAV for this Fund’s Class A shares was 169 basis points higher than the category average.

increase in 2017. Citing continued U.S. economic growth and job market strength, the Fed also announced it would begin to reduce its $4.5 trillion holdings of bonds and other securities later this year.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	4.57%

Dividend Yield with sales charge	4.35

Standardized Yield	2.92

Taxable Equivalent Yield	5.16

Last distribution (7/25/17)	$0.027

Total distributions (8/1/16 to 7/31/17)	$0.348

Endnotes for this discussion begin on page 15 of this report.

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At the July 26, 2017 meeting, the FOMC announced its decision to maintain the target range for the Fed Funds rate to the range that had been set in June. According to the Fed’s press release, the FOMC “expects that economic conditions will evolve in a manner that will warrant gradual increases” to the Fed Funds rate. Additionally, the “balance sheet normalization program” for reducing its holdings will begin “relatively soon, provided the economy evolves broadly as anticipated.”

The benchmark interest rate was raised in December 2016 and in March 2017, each time by one-quarter of 1 percentage point. At a press conference after the March 2017 meeting, Chairman Janet Yellen said “The simple message is—the economy is doing well. The unemployment rate has moved way down, and many more people are feeling optimistic about their labor prospects.”

From December 2008 until December 2015, the key rate was held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. During this reporting period, the muni market’s reactions to the Fed’s moves did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

The yield curve for high-grade municipal bonds was higher at the end of this reporting period than on July 29, 2016, the last business day of the previous reporting period. The median yield on 30-year, AAA-rated muni bonds stood at 2.89% on July 31, 2017, up 62 basis points from July 29, 2016. The median yield on 10-year, AAA-rated muni bonds was 2.07% on July 31, 2017, up 62 basis points from the July 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.85%, up 40 basis points from the July 2016 date.

The Treasury yield curve also was higher at the end of the reporting period than on July 29, 2016. While the Treasury yield curve maintained its shape – moving up uniformly – the muni yield curve steepened as the yields on longer-term munis rose more than the yields on shorter-term munis. While a steepening yield curve reflects investors’ expectations for a stronger economy and, perhaps, rising inflation, we note that high-grade munis with maturities of 15 years or more continued to offer taxpayers in all federal tax brackets more favorable after-tax yields than Treasury securities with comparable maturities; Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated and

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unrated securities typically outperform municipal securities with higher credit ratings.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

In August 2016, the Obama administration announced the seven members of the federal oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), which was enacted in June 2016.

At the outset of this reporting period, the Rochester complex received 100% of the payments owed on holdings backed by Puerto Rico’s sales and use tax (COFINA bonds) and 100% of the payments owed on its Municipal Finance Authority holdings. The Government Development Bank of Puerto Rico (GDB), the Public Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA) did not make their August 1, 2016 payments, and the Commonwealth also failed to make an interest payment of $1.3 million on its G.O. debt.

In September 2016, S&P downgraded several senior unsecured GDB bonds GDB after the GDB failed to make August 1 and September 1, 2016 interest payments.

In early September 2016, Francisco Besosa, a U.S. District Court judge, said he would not halt a lawsuit in which plaintiffs allege that Gov. Alejandro García Padilla violated PROMESA by declaring a moratorium on payments of constitutionally backed debt.

The fiscal plan presented to the federal oversight board on October 14 by then-Gov. Padilla was immediately challenged by Carlos Garcia, a member of the oversight board. He took issue with the government’s assessment of its fiscal situation.

Ricardo Rosselló Nevares, who was elected governor of the Commonwealth in November 2016, began his term in office by signing several executive orders related to fiscal and economic conditions in the Commonwealth, including a measure that required reductions in the operating expenses of all government agencies. Gov. Rosselló also ordered the use of zero-base budgets beginning with fiscal

2018 (which began July 1, 2017) and the creation of an entity to expedite the approvals of permits and certifications for infrastructure projects.

On January 3, 2017, PREPA made its $192.5 million interest payment in full. Also in early January, subsidiaries of the insurer Assured Guaranty made payments of $39 million and $5 million on G.O. debt and Public Building Authority debt, respectively. The Commonwealth, as expected, failed to pay $358 million of interest on its G.O. bonds on January 3.

In the first month of his administration, Gov. Rosselló tried to secure some changes to

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deadlines set forth in PROMESA. The federal oversight board was amenable but imposed certain conditions, including a commitment not to take more loans to provide short-term liquidity. Simultaneously, the federal oversight board told Gov. Rosselló that his plan had to make spending cuts and certain revenue increases.

Also in January 2017, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, originally slated to expire at the end of 2017, has historically been a significant source of government revenue. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which had given the former governor the power to suspend debt payments.

Full coupon payments were made on February 1, 2017, on COFINAs as well as bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority), and PRHTA (its highways and transportation authority). However, the GDB, PFC and PRIFA failed to make certain payments on that date.

In February 2017, Gov. Rosselló discussed his 10-year fiscal plan. The plan called for cuts in government spending and for funds to be set aside for future debt service obligations, but it did not meet the federal oversight board’s requirement that certain fiscal adjustments be made to close the fiscal 2019 budget gap. The federal oversight board called for emergency spending cuts on March 8 based on concerns about the Commonwealth’s liquidity and the need to reduce spending immediately; shortly thereafter, the board approved an amended plan and established a number of milestones for the Rosselló administration.

In other developments related to the fiscal plan, the federal fiscal 2018 budget proposal that President Trump announced in May 2017 calls for $1.59 billion to fund Medicaid in Puerto Rico, an increase of $1.24 billion versus the previous Medicaid cap for the Commonwealth. Puerto Rico officials did not adjust the Commonwealth’s fiscal plan, which assumes the federal government’s Medicaid allocation is zero.

Despite the portfolio management team’s multi-year efforts to reach negotiated settlements with various issuers in Puerto Rico, the federal oversight board in May 2017 commenced proceedings under Title III of PROMESA, similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the PRHTA and the Employee Retirement System. The commencement of these proceedings effectively blocked various lawsuits that had been filed soon after the May 1 expiration of the stay of litigation, which had been included in PROMESA and subsequently extended.

The Commonwealth held a vote regarding statehood in June. Those who voted in the

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The Rochester Portfolio Managers

Scott Cottier, CFA Team Leader and Senior Portfolio Manager	Troy Willis, JD, CFA Team Leader and Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager	Michael Camarella, CFA Senior Portfolio Manager

Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Senior Portfolio Manager

nonbinding referendum were overwhelmingly in favor of changing the Commonwealth’s status to U.S. statehood, but less than one-quarter of the electorate voted.

The Puerto Rico Electric Power Authority (PREPA) and its forbearing bondholders, including Oppenheimer Rochester, worked throughout this reporting period to finalize a restructuring support agreement (RSA) whose terms were agreed on in September 2015. In December 2016, PREPA and its forbearing bondholders agreed to extend the RSA until March 31, 2017; further extensions pushed the RSA’s expiration until the end of June 2017.

PREPA allowed the nearly finalized RSA to terminate in late June 2017, even though the forbearing creditors had offered to extend the agreement again. On July 2, 2017, the federal oversight board commenced PREPA’s Title III proceeding; the utility did not make its July 3 payments of principal and interest.

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The Rochester Credit Research Team

Rich Stein, CFA Director of Credit Research	Chris Weiler, CFA Senior Credit Analyst	Bob Bertucci, CFA Senior Credit Analyst	Angela Uttaro Senior Credit Analyst

Matt Torpey, CFA Senior Credit Analyst	René Vecka, CFA Senior Credit Analyst	Jon Hagen, CFA Senior Credit Analyst	Alen Kreso, CFA Senior Credit Analyst

Chris Meteyer, CFA Senior Credit Analyst	Clara Sanguinetti Credit Analyst	Chad Osterhout Credit Analyst

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In Title III, the unresolved issues among debtors and creditors will proceed along separate tracks: mediation and litigation. While court-facilitated mediation may be an effective and efficient process, investors should be aware that protracted litigation remains a very real possibility. These developments affect current dividend distribution calculations for funds with holdings subject to Title III. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts.

In late June 2017, the federal oversight board approved its own consolidated budget and earmarked more than $900 million for debt-service obligations. The new budget came as a response to the governor’s proposed $9.56 billion general fund budget, which had been released in May and had called for a 6.3% increase in spending but very limited money available for debt service, inconsistent with the requirements of PROMESA.

In mid-July 2017, the federal oversight board approved a restructuring plan for the GDB, giving bondholders between 55% and 75% of the face value of their debt; the size of the

“haircut” depends on the interest rate of the newly issued debt. In late July, the mayor of San Juan announced intentions to challenge this plan as a means to protect the city’s GDB deposits. (This Fund does not hold GDB debt; the Oppenheimer Rochester funds’ holdings of GDB debt represent less than one-hundredth of 1% of the assets of a single fund, Oppenheimer Rochester Limited Term California Municipal Fund.)

Please note: Shortly after the end of this reporting cycle, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018, ordered 5% spending cuts and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Puerto Rico’s cash position as of June 30, 2017 was $1.5 billion higher than Judge Swain had been told it would be, according to figures released in early August, raising new questions about why the Commonwealth claimed it could not make debt payments.

Tax collections in July, the first month of the fiscal 2018, were $20 million to $30 million ahead of budget, according to Puerto Rico’s treasury secretary; in fiscal 2017, tax collections exceeded forecasts by 2.6%, or $235 million. The unemployment rate in July dropped to 9.8%, which was lower than it had been since early 2008. Also in early August, the Commonwealth’s Supreme Court denied the governor’s request to keep his initial draft budget (submitted to the board in late April) and other documents under wraps.

At an August 9 hearing, Judge Swain approved an agreement establishing a procedure to resolve, by December 15, the debt dispute between Puerto Rico and certain COFINA bondholders. Debt restructurings for GDB securities, which were approved by the Puerto Rico Legislature two days later, have

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yet to receive approval from the U.S. District Court.

In September, two hurricanes – Irma and Maria – caused damage on Puerto Rico. Irma passed to the north of the Commonwealth, but Maria made landfall and damage from it was extensive.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free Municipal Fund held more than 730 securities as of July 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 3.1 cents per share at the outset of this reporting period, was reduced to 2.9 cents per share beginning with the December 2016 payout and to 2.7 cents per share beginning with the April 2017 payout. In all, the Fund distributed 34.8 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Seven of the 10 largest sectors were among the top 10 contributors to the Fund’s performance during this reporting period.

The Fund’s outperformance at NAV versus its benchmark this reporting period was primarily driven by its holdings of tobacco bonds. These high-yielding securities, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), constituted the Fund’s third largest sector as of July 31, 2017. The Special Assessments sector, the seventh largest sector, was the second strongest contributor to the Fund’s total return during this reporting period. Special Assessment securities are land development bonds that help finance the infrastructure needs of new real estate development. We continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities. Other leading contributors to performance were the securities in Fund’s second largest sector (hospital/healthcare), its fourth (U.S. government obligations), its fifth (education), its ninth (higher education) and its tenth (sewer utilities). Research-based security selection continued to be a factor in the strong performance of these sectors. U.S. government obligations are pre-refunded securities; in a pre-refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. The proceeds from the new issuance are escrowed in U.S. Treasury bonds and earmarked to pay off the previously issued bonds. The sewer utilities sector included bonds issued by PRASA that represented less than 1 percentage point of the Fund’s assets as of July 31, 2017. Bonds issued by PRASA represented about

10 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

one-fifth of the assets in the sewer utilities sector, as of July 31, 2017. Research-based security selection continued to be a factor in the strong performance of these sectors. The Fund’s largest sector as of July 31, 2017, consisted of the Fund’s investments in general obligation (G.O.) securities and it, too, contributed positively to the Fund’s total return.

Of the Fund’s 33 sectors, 6 detracted from the Fund’s total return during the reporting period. Many of the securities in the Fund’s electric utilities sector, the Fund’s twelfth largest as of July 31, 2017, were issued by PREPA. Like the PREPA securities, the Fund’s holdings in the sales tax revenue sector, the Fund’s eighth largest, were adversely affected by developments in Puerto Rico (as discussed above). Also detracting from the Fund’s performance were the municipal leases and casino sectors, among others.

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state and local income taxes, and the Fund’s holdings include the aforementioned G.O. bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico – including some of the G.O.s and sales tax revenue bonds – are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds. com/rochesterway.

11 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader	Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

12 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	11.2%
Hospital/Healthcare	8.6
Tobacco Master Settlement Agreement	8.5
U.S. Government Obligations	6.8
Education	6.2
Highways/Commuter Facilities	5.1
Special Assessment	5.1
Sales Tax Revenue	5.1
Higher Education	4.9
Sewer Utilities	4.8

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	4.6%	2.0%	6.6%
AA	25.6	0.0	25.6
A	22.3	0.0	22.3
BBB	14.5	6.7	21.2
BB or lower	12.1	12.2	24.3
Total	79.1%	20.9%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2017 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

13 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 7/31/17

	Without Sales Charge	With Sales Charge
Class A	4.57%	4.35%
Class B	3.89	N/A
Class C	3.91	N/A
Class Y	4.80	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/17

Class A	2.92%
Class B	2.29
Class C	2.30
Class Y	3.30

TAXABLE EQUIVALENT YIELDS

As of 7/31/17

Class A	5.16%
Class B	4.05
Class C	4.06
Class Y	5.83

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/17

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	4.08%	5.39%	2.82%	5.82%
Class B (OTFBX)	3/16/93	3.32	4.58	2.30	4.26
Class C (OMFCX)	8/29/95	3.19	4.58	2.02	3.68
Class Y (OMFYX)	11/29/10	4.34	5.66	N/A	8.32

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/17

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	-0.86%	4.37%	2.32%	5.70%
Class B (OTFBX)	3/16/93	-1.63	4.25	2.30	4.26
Class C (OMFCX)	8/29/95	2.20	4.58	2.02	3.68
Class Y (OMFYX)	11/29/10	4.34	5.66	N/A	8.32

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COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. . For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.027 for the 28-day accrual period ended July 25, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 25, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0228,

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$0.0229 and $0.0283, respectively, for the 28-day accrual period ended July 25, 2017 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s General & Insured Municipal Debt Funds category is based on 271 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

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Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

17 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During 6 Months Ended July 31, 2017
Class A	$ 1,000.00	$ 1,072.30	$ 5.25
Class B	1,000.00	1,068.80	9.17
Class C	1,000.00	1,068.90	9.17
Class Y	1,000.00	1,073.80	4.02

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.74	5.12
Class B	1,000.00	1,015.97	8.94
Class C	1,000.00	1,015.97	8.94
Class Y	1,000.00	1,020.93	3.92

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.02%
Class B	1.78
Class C	1.78
Class Y	0.78

19 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2017

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—107.7%
Alabama—4.6%
$20,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements)[1]	5.500%	04/01/2041	$22,193,800
385,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)[1]	6.125	12/01/2025	369,338
205,000	Cooperative District, AL Fort Deposit[1]	6.000	02/01/2036	184,896
3,500,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)[1]	6.750	02/01/2029	3,624,985
4,500,000	Jefferson County, AL GO1	5.000	09/15/2035	5,228,865
20,185,000	Jefferson County, AL Sewer[1]	0.000 [2]	10/01/2046	16,732,558
8,750,000	Jefferson County, AL Sewer[1]	0.000 [2]	10/01/2050	7,466,987
20,000,000	Jefferson County, AL Sewer[1]	0.000 [2]	10/01/2050	16,400,000
8,000,000	Jefferson County, AL Sewer[1]	6.000	10/01/2042	9,426,640
7,500,000	Jefferson County, AL Sewer[1]	6.500	10/01/2053	9,040,575
4,000,000	Jefferson County, AL Sewer[1]	7.000	10/01/2051	4,936,800
200,000	Mobile, AL Improvement District (McGowin Park)[1]	5.250	08/01/2030	207,578
				95,813,022

Alaska—0.0%
655,069	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[3]	6.120	08/01/2031	98,130
600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4]	5.875	12/01/2027	55,500
90,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2032	87,118
				240,748

Arizona—2.0%
675,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2042	760,705
925,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2047	1,037,498
1,000,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2051	1,114,520
392,000	Festival Ranch, AZ Community Facilities District[1]	5.750	07/01/2032	392,200
495,000	Maricopa County, AZ IDA (Immanuel Campus Care)[3]	8.500	04/20/2041	197,000
225,000	Maricopa County, AZ School District No. 24 (Gila Bend)[1]	5.500	07/01/2022	227,792
288,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.300	07/01/2030	288,058
750,000	Phoenix, AZ IDA (Career Success Schools)[1]	7.000	01/01/2029	752,738
500,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[1]	6.250	07/01/2036	500,175
8,500,000	Phoenix, AZ IDA (Rowan University)[1]	5.250	06/01/2034	9,432,960
2,935,000	Pima County, AZ IDA (Arizona Charter School)[1]	5.375	07/01/2031	3,115,855
3,805,000	Pima County, AZ IDA (Center for Academic Success)[1]	5.500	07/01/2037	3,809,033
550,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000	06/15/2037	613,074
1,010,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000	12/15/2047	1,112,384
900,000	Pima County, AZ IDA (Excalibur Charter School)[1]	5.500	09/01/2046	859,959
1,425,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125	07/01/2041	1,450,265
760,000	Pima County, AZ IDA (Tucson Country Day School)[1]	5.000	06/01/2037	710,060
250,000	Pima County, AZ IDA (Valley Academy)[1]	6.500	07/01/2038	262,620

20 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$70,000	Rio Rico, AZ Fire District[1]	7.000%	07/01/2030	$80,566
930,000	Rio Rico, AZ Fire District[1]	7.000	07/01/2030	1,139,166
3,000,000	Salt Verde, AZ Financial Corp.[1]	5.000	12/01/2032	3,569,730
6,500,000	Salt Verde, AZ Financial Corp.[1]	5.000	12/01/2037	7,845,890
100,000	Salt Verde, AZ Financial Corp.[1]	5.500	12/01/2029	122,937
1,655,000	Tartesso West, AZ Community Facilities District[1]	5.900	07/15/2032	1,655,778
				41,050,963

Arkansas—0.1%
1,870,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[4]	6.250	02/01/2038	1,111,696

California—13.1%
675,000	Adelanto, CA Public Utility Authority[1]	6.750	07/01/2039	727,299
2,340,000	Bonita Canyon, CA Public Facilities Financing Authority[1]	5.000	09/01/2025	2,415,605
1,000,000	Bonita Canyon, CA Public Facilities Financing Authority[1]	5.000	09/01/2026	1,032,270
7,000,000	CA County Tobacco Securitization Agency	5.310 [5]	06/01/2046	938,980
6,000,000	CA County Tobacco Securitization Agency	6.647 [5]	06/01/2046	698,400
129,820,000	CA County Tobacco Securitization Agency	6.698 [5]	06/01/2050	7,211,501
5,000	CA County Tobacco Securitization Agency	7.230 [5]	06/01/2033	1,978
160,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700 [2]	06/01/2046	159,603
50,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2035	50,490
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2043	5,028,200
21,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2042	21,205,800
93,000,000	CA County Tobacco Securitization Agency (TASC)	6.648 [5]	06/01/2046	7,026,150
3,375,000	CA Enterprise Devel. Authority (Sunpower Corp.)[1]	8.500	04/01/2031	3,704,197
15,000,000	CA GO1	5.000	08/01/2029	18,267,750
10,000,000	CA GO1	5.000	09/01/2032	11,893,100
8,770,000	CA GO1	5.000	08/01/2033	10,453,226
10,000,000	CA GO1	5.000	09/01/2034	11,890,300
10,085,000	CA GO1	5.000	09/01/2037	11,919,865
5,000,000	CA GO1	5.000	09/01/2045	5,861,400
8,500,000	CA GO1	5.000	08/01/2046	9,952,820
170,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2029	200,602
10,000,000	CA Health Facilities Financing Authority (SHlth/MPHS/ PAMFHCR&E/SCHosp/SCVH/SEBH/SHSSR/SMF/ SMCCV/SVNA&H/SWBH/SGMF Obligated Group)[1]	5.000	11/15/2046	11,557,800
20,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/ SJHE/SJHO Obligated Group)[1]	5.750	07/01/2039	21,703,000
20,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2033	20,317
3,350,000	CA M-S-R Energy Authority[1]	6.500	11/01/2039	4,789,327
10,000,000	CA M-S-R Energy Authority[1]	7.000	11/01/2034	14,323,900
250,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500	11/01/2039	291,637
345,000	CA Public Works[1]	6.625	11/01/2034	345,956
450,000	CA Public Works (Various Community Colleges)[1]	5.750	10/01/2030	496,408

21 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$1,000,000	CA School Finance Authority Charter School (Coastal Academy)[1]	5.000%	10/01/2033	$1,049,060
1,745,000	CA Statewide CDA (Aspire Public Schools)[1]	6.000	07/01/2040	1,870,884
2,350,000	CA Statewide CDA (Orinda Wilder)[1]	5.000	09/01/2030	2,668,213
1,450,000	Cathedral City, CA Redevel. Agency[1]	5.000	08/01/2032	1,656,944
885,000	Cathedral City, CA Redevel. Agency[1]	5.000	08/01/2033	1,007,688
9,985,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.875	02/15/2034	10,796,780
560,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625	09/01/2039	625,520
345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.996 [5]	06/01/2057	9,093,225
2,750,000	Lammersville, CA Joint Unified School District Special Tax Community Facilities District (Mountain House-Shea)[1]	6.000	09/01/2043	3,188,322
415,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.000 [2]	09/01/2025	442,971
375,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.100 [2]	09/01/2026	399,562
885,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.150 [2]	09/01/2027	940,569
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.200 [2]	09/01/2028	1,060,190
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.250 [2]	09/01/2029	528,710
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.300 [2]	09/01/2030	527,945
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.375 [2]	09/01/2032	1,052,730
2,000,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500	11/15/2037	2,587,720
180,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750	09/01/2040	185,710
1,250,000	Lynwood, CA Redevel. Agency Tax Allocation[1]	7.000	09/01/2031	1,499,300
2,930,000	Marysville, CA (Fremont-Rideout Health)[1]	5.000	01/01/2029	2,937,179
4,010,000	Moreno Valley, CA Unified School District Community Facilities District No. 2005-5[1]	5.500	09/01/2041	4,136,315
630,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax[1]	5.000	09/01/2037	630,781
1,250,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3[1]	5.000	09/01/2037	1,251,550
1,250,000	Oxnard, CA Financing Authority Wastewater[1]	5.000	06/01/2032	1,430,363
1,500,000	Oxnard, CA Financing Authority Wastewater[1]	5.000	06/01/2033	1,709,400
850,000	Oxnard, CA Financing Authority Wastewater[1]	5.000	06/01/2034	965,821
5,000,000	Palomar, CA Health[1]	5.000	11/01/2036	5,529,750
540,000	Perris, CA Community Facilities District Special Tax No. 2001[1]	5.000	09/01/2026	540,956
1,485,000	Perris, CA Community Facilities District Special Tax No. 2001[1]	5.000	09/01/2037	1,486,723

22 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$600,000	Perris, CA Community Facilities District Special Tax No. 2005-1[1]	5.000%	09/01/2037	$600,672
1,770,000	Poway, CA Unified School District Public Financing Authority Special Tax[1]	5.000	09/01/2033	2,038,155
3,145,000	Poway, CA Unified School District Public Financing Authority Special Tax[1]	5.000	09/01/2034	3,614,140
1,000,000	Roseville, CA Natural Gas Finance Authority[1]	5.000	02/15/2025	1,147,840
10,000,000	San Francisco, CA City & County COP[6]	5.000	10/01/2033	11,097,082
250,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750	08/01/2041	299,175
350,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000	08/01/2041	421,712
350,000	San Jose, CA Finance Authority (Convention Center)[1]	5.500	05/01/2031	402,798
2,210,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750	06/01/2026	2,596,949
1,880,000	Santa Cruz, CA Redevel. Agency Tax Allocation[1]	5.000	09/01/2035	2,172,152
				270,359,437

Colorado—1.6%
3,645,000	CO Broomfield Village Metropolitan District No. 2	6.250	12/01/2032	3,509,807
125,000	CO E-470 Public Highway Authority	6.812 [5]	09/01/2025	100,770
4,180,000	CO Educational and Cultural Facilities Authority (Rocky Mountain Academy of Evergreen)[1]	6.450	11/01/2040	4,516,030
1,000,000	CO Elkhorn Ranch Metropolitan District[4]	6.375	12/01/2035	650,770
720,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250	12/01/2040	770,112
1,400,000	CO Health Facilities Authority (Christian Living Neighborhoods)[1]	5.000	01/01/2037	1,474,606
50,000	CO Health Facilities Authority (Evangelical Lutheran Good Samaritan Society/ELGSF/ELGSS Obligated Group)[1]	5.000	06/01/2035	50,087
655,000	CO North Range Metropolitan District No. 2[1]	5.500	12/15/2018	666,233
500,000	CO North Range Metropolitan District No. 2[1]	5.500	12/15/2037	508,575
750,000	CO Potomac Farms Metropolitan District[1]	7.250	12/01/2037	485,618
98,000	CO Potomac Farms Metropolitan District[1]	7.625 [2]	12/01/2023	65,829
295,000	CO Prairie Center Metropolitan District No. 3[1]	5.250	12/15/2021	295,858
740,000	CO Prairie Center Metropolitan District No. 3[1]	5.400	12/15/2031	741,806
329,000	CO Silver Peaks Metropolitan District	5.750	12/01/2036	219,782
1,000,000	CO Sorrell Ranch Metropolitan District[3]	6.750	12/15/2036	345,350
5,000,000	El Paso County, CO School District No. 49 Falcon COP[1]	5.000	12/15/2042	5,712,750
175,000	Fairplay, CO Sanitation District[1]	5.250	12/15/2031	174,814
180,000	Jefferson County, CO (Section 14 Metropolitan District)[1]	5.000	12/01/2018	180,454
1,495,000	Public Authority for CO (Natural Gas Energy)[1]	6.250	11/15/2028	1,896,422
5,000,000	Public Authority for CO (Natural Gas Energy)[1]	6.500	11/15/2038	7,114,850
500,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125	12/01/2034	531,165
110,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.000	12/01/2033	115,042
250,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.125	11/01/2038	261,753
3,824,161	Woodmen Heights, CO Metropolitan District No. 1	0.000 [2]	12/15/2041	1,923,362

23 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Colorado (Continued)
$1,012,237	Woodmen Heights, CO Metropolitan District No. 1[1]	6.000%	12/01/2041	$1,023,270
				33,335,115

Connecticut—0.0%
25,000	CT H&EFA (BHosp/BHlthC/BHDF/BH&HCG Obligated Group)[1]	5.500	07/01/2032	25,042
500,000	Georgetown, CT Special Taxing District[4]	5.125	10/01/2036	149,995
9,935,880	Mashantucket Western Pequot Tribe CT7	6.050	07/01/2031	381,538
				556,575

Delaware—0.2%
3,000,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450	07/01/2035	3,001,050
2,101,000	Millsboro, DE Special Obligation (Plantation Lakes)[1]	5.450	07/01/2036	1,842,787
				4,843,837

District of Columbia—0.9%
25,000	District of Columbia (James F. Oyster Elementary School)[1]	6.450	11/01/2034	25,004
195,000	District of Columbia Ballpark[1]	5.000	02/01/2031	198,953
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.375	03/01/2031	2,170,580
2,100,000	District of Columbia Center for Strategic & International Studies[1]	6.625	03/01/2041	2,292,864
2,245,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.500	05/15/2033	2,518,688
4,385,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750	05/15/2040	4,735,186
72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.369 [5]	06/15/2046	7,076,184
400,000	District of Columbia University (Gallaudet University)[1]	5.500	04/01/2034	447,408
				19,464,867

Florida—10.5%
100,000	Alachua County, FL Health Facilities Authority (Shands Teaching Hospital & Clinics/Shands at Lake Shore Obligated Group)[1]	6.750	12/01/2030	107,720
1,815,000	Amelia Concourse, FL Community Devel. District[3]	5.750	05/01/2038	1,542,804
490,000	Arlington Ridge, FL Community Devel. District[1]	5.500	05/01/2036	442,735
435,000	Avignon Villages, FL Community Devel. District[3]	5.300	05/01/2014	56,585
250,000	Avignon Villages, FL Community Devel. District[3]	5.400	05/01/2037	32,520
370,000	Boynton Village, FL Community Devel. District Special Assessment[1]	6.000	05/01/2038	370,059
1,100,000	Cascades, FL Groveland Community Devel. District[1]	5.300	05/01/2036	1,100,055
2,200,000	Chapel Creek, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	1,308,780
825,942	Clearwater Cay, FL Community Devel. District[3]	5.500	05/01/2037	479,005
2,280,000	Creekside, FL Community Devel. District[3]	5.200	05/01/2038	910,997
10,000	Crosscreek, FL Community Devel. District[3]	5.500	05/01/2017	4,997
10,000	Crosscreek, FL Community Devel. District[4]	5.600	05/01/2039	4,997

24 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$405,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000%	06/01/2022	$405,065
655,000	Durbin Crossing, FL Community Devel. District Special Assessment[4]	5.250	11/01/2020	261,987
350,000	East Homestead, FL Community Devel. District[1]	5.000	11/01/2033	363,244
100,000	East Homestead, FL Community Devel. District[1,8]	7.250	05/01/2021	105,224
65,000	Escambia County, FL Health Facilities Authority[1]	5.950	07/01/2020	74,094
5,437,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)	7.000	07/15/2032	4,077,587
1,775,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)	8.260	07/15/2038	1,331,197
10,440,000	FL COP (Dept. of Management Services)[6]	5.250	08/01/2028	10,985,177
1,250,000	FL HEFFA (Bethune-Cookman University)[1]	5.375	07/01/2032	1,309,112
852,555	FL Lake Ashton II Community Devel. District[1]	5.375	05/01/2036	825,580
3,730,000	Flora Ridge, FL Educational Facilities Benefit District[1]	5.300	05/01/2037	3,728,769
855,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500	05/01/2038	855,043
16,000,000	Greater Orlando, FL Aviation Authority[6]	5.000	10/01/2032	17,734,400
195,000	Heritage Isles, FL Community Devel. District[3]	7.100	10/01/2023	35,827
145,000	Hialeah, FL Hsg. Authority[1]	5.800	06/20/2033	148,760
110,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A1	5.500	05/01/2036	110,020
430,000	Indigo, FL Community Devel. District[3]	5.750	05/01/2036	262,042
35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)[1]	5.250	08/15/2027	35,737
1,255,000	Lakeland, FL Educational Facilities (Florida Southern College)[1]	5.000	09/01/2029	1,395,522
1,000,000	Lakeland, FL Educational Facilities (Florida Southern College)[1]	5.000	09/01/2037	1,100,310
1,675,000	Lucaya, FL Community Devel. District[1]	5.375	05/01/2035	1,675,218
340,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	272,000
1,775,000	Magnolia Creek, FL Community Devel. District[3]	5.900	05/01/2039	372,040
1,425,000	Magnolia West, FL Community Devel. District Special Assessment[4]	5.350	05/01/2037	712,486
5,000,000	Miami-Dade County, FL School Board[1]	5.000	05/01/2027	5,931,800
29,750,000	Miami-Dade County, FL School Board Floaters Series 2013-DCL004 Trust	1.050 [9]	09/25/2024	29,750,000
35,500,000	Miami-Dade County, FL School Board Floaters Series 2013-DCL005 Trust	1.050 [9]	05/01/2037	35,500,000
2,000,000	Miromar Lakes, FL Community Devel. District[1]	5.000	05/01/2035	2,006,220
790,000	Miromar Lakes, FL Community Devel. District[1]	5.375	05/01/2032	831,317
3,200,000	Monterey/Congress, FL Community Devel. District Special Assessment[1]	5.375	05/01/2036	3,200,416
7,845,000	Moody River, FL Estates Community Devel. District[1]	5.350	05/01/2036	7,845,863
395,000	Naturewalk, FL Community Devel. District[3]	5.300	05/01/2016	217,064
335,000	Naturewalk, FL Community Devel. District[4]	5.500	05/01/2038	184,093
10,000,000	Orange County, FL School Board COP[6]	5.500	08/01/2034	10,900,700
1,600,000	Orlando, FL Tourist Devel. Tax[1]	5.500	11/01/2038	1,634,144
450,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.000	05/01/2032	500,076

25 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$1,000,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.625%	05/01/2042	$1,136,220
1,250,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[3]	7.000	07/01/2036	575,787
460,000	Palm River, FL Community Devel. District[3]	5.150	05/01/2013	181,051
510,000	Palm River, FL Community Devel. District[3]	5.375	05/01/2036	201,042
1,470,000	Parkway Center, FL Community Devel. District, Series A1	6.125	05/01/2024	1,472,440
2,140,000	Parkway Center, FL Community Devel. District, Series A1	6.300	05/01/2034	2,143,766
1,215,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	1,057,888
225,000	Portico, FL Community Devel. District[1]	5.450	05/01/2037	209,736
335,000	Portofino Cove, FL Community Devel. District Special Assessment[1]	5.500	05/01/2038	335,027
285,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.200	05/01/2017	111,709
980,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.400	05/01/2038	384,425
810,000	Reunion East, FL Community Devel. District[4]	5.800	05/01/2036	8
860,000	Reunion East, FL Community Devel. District[4]	7.375	05/01/2033	9
20,000	Ridgewood Trails, FL Community Devel. District[1]	5.650	05/01/2038	20,002
2,400,000	River Glen, FL Community Devel. District Special Assessment[3]	5.450	05/01/2038	1,199,376
312,928	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	284,768
4,535,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500	07/01/2040	4,845,285
3,445,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.750	07/01/2030	3,737,308
935,000	South Bay, FL Community Devel. District[4]	0.000 [2]	05/01/2025	729,094
2,530,000	South Bay, FL Community Devel. District[4]	0.000 [2]	05/01/2036	1,960,320
2,035,000	South Bay, FL Community Devel. District[1]	5.125	05/01/2020	1,991,878
2,100,000	South Bay, FL Community Devel. District[1]	5.950	05/01/2036	2,033,682
1,645,000	South Bay, FL Community Devel. District[3]	5.950	05/01/2036	81,724
1,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000	08/01/2045	1,713,600
400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250	10/01/2041	351,372
6,020,000	Tern Bay, FL Community Devel. District[3]	5.000	05/01/2015	1,465,087
500,000	Tern Bay, FL Community Devel. District[3]	5.375	05/01/2037	121,765
7,765,000	Verona Walk, FL Community Devel. District[1]	5.375	05/01/2037	7,766,009
2,565,000	Villa Vizcaya, FL Community Devel. District Special Assessment[3]	5.350	05/01/2017	1,409,852
420,000	Villa Vizcaya, FL Community Devel. District Special Assessment[3]	5.550	05/01/2039	230,849
4,240,000	Vista, FL Community Devel. District Special Assessment[1]	5.375	05/01/2037	4,244,367
1,500,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.125	05/01/2013	907,470
2,470,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.500	05/01/2037	1,494,301

26 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$4,930,000	Watergrass, FL Community Devel. District Special Assessment[1,8]	5.500%	05/01/2036	$4,948,833
261,156	Watergrass, FL Community Devel. District Special Assessment[1,8]	6.960	11/01/2017	260,864
16,000	Waters Edge, FL Community Devel. District[1]	5.350	05/01/2039	15,431
485,000	Waters Edge, FL Community Devel. District[1]	6.600 [2]	05/01/2039	474,970
1,785,000	Waterstone, FL Community Devel. District[3]	5.500	05/01/2018	892,125
285,000	West Villages, FL Improvement District[3]	5.350	05/01/2015	170,875
7,150,000	West Villages, FL Improvement District[3]	5.800	05/01/2036	4,286,854
4,925,000	Westridge, FL Community Devel. District[3]	5.800	05/01/2037	2,954,852
5,750,000	Westside, FL Community Devel. District[4]	5.650	05/01/2037	3,448,505
2,250,000	Wyld Palms, FL Community Devel. District[3]	5.400	05/01/2015	449,933
1,445,000	Wyld Palms, FL Community Devel. District[3]	5.500	05/01/2038	288,957
450,000	Zephyr Ridge, FL Community Devel. District[3]	5.250	05/01/2013	224,883
990,000	Zephyr Ridge, FL Community Devel. District[3]	5.625	05/01/2037	494,743
				216,348,430

Georgia—0.4%
180,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500	01/01/2031	195,095
565,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)[1]	5.000	11/01/2048	576,373
735,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125	03/15/2031	754,558
5,000,000	GA GO1	5.000	01/01/2028	6,284,000
50,000	Houston County, GA Hospital Authority (HHSys/HoustonH/HHEMS/HHP/HPCP/HPS Obligated Group)[1]	5.250	10/01/2035	50,372
520,000	Randolph County, GA GO1	5.000	04/01/2030	564,720
				8,425,118

Idaho—0.0%
60,000	ID Health Facilities Authority (Trinity Health Corp.)[1]	6.250	12/01/2033	64,212

Illinois—7.8%
100,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)[1]	5.625	01/01/2018	99,719
500,000	Chicago, IL Board of Education[1]	5.000	12/01/2024	505,135
5,000,000	Chicago, IL Board of Education[1]	5.000	12/01/2035	5,108,950
1,405,000	Chicago, IL Board of Education	5.063 [5]	12/01/2024	1,028,671
915,000	Chicago, IL Board of Education	5.063 [5]	12/01/2024	669,917
4,300,000	Chicago, IL Board of Education[1]	6.000	04/01/2046	4,669,026
200,000	Chicago, IL GO1	5.000	01/01/2023	201,404
4,435,000	Chicago, IL GO1	5.000	12/01/2023	4,446,354
10,000	Chicago, IL GO1	5.000	01/01/2028	10,125
14,000,000	Chicago, IL GO1	5.000	01/01/2029	14,109,480
25,000	Chicago, IL GO1	5.000	01/01/2042	25,051
6,670,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2029	7,903,416
2,500,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2033	2,870,500
2,500,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2034	2,863,275
3,000,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2041	3,422,940

27 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$2,400,000	Cook County, IL Community School District GO1	7.125%	06/01/2024	$2,754,264
949,000	Cortland, IL Special Tax (Sheaffer System)[4]	5.500	03/01/2017	189,354
395,000	Country Club Hills, IL GO1	5.000	12/01/2026	396,232
410,000	Country Club Hills, IL GO1	5.000	12/01/2027	411,074
435,000	Country Club Hills, IL GO1	5.000	12/01/2028	436,166
455,000	Country Club Hills, IL GO1	5.000	12/01/2029	456,128
475,000	Country Club Hills, IL GO1	5.000	12/01/2030	476,069
500,000	Country Club Hills, IL GO1	5.000	12/01/2031	501,115
40,000	Country Club Hills, IL GO1	5.000	12/01/2032	40,081
320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625	03/01/2036	320,003
2,000,000	Gilberts, IL Special Service Area No. 15[1]	5.000	03/01/2035	2,224,040
719,699	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034	621,805
2,225,000	Harvey, IL GO4	5.500	12/01/2027	1,395,030
1,000,000	Harvey, IL GO4	5.625	12/01/2032	639,580
4,240,000	Harvey, IL Hotel Motel Tax & Sales (Hotel & Conference Center)[1,8]	6.875	08/01/2028	4,241,569
1,770,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.125	09/01/2025	1,770,938
1,010,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2026	1,010,212
9,660,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2031	9,621,457
1,000,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2036	980,900
155,000	IL Finance Authority (Illinois Institute of Technology)[1]	6.500	02/01/2023	159,766
2,215,000	IL Finance Authority (Illinois Institute of Technology)[1]	7.125	02/01/2034	2,283,178
500,000	IL Finance Authority (Lake Forest College)[1]	5.750	10/01/2032	533,235
450,000	IL Finance Authority (Lake Forest College)[1]	6.000	10/01/2048	483,134
20,000,000	IL Finance Authority (Northwestern Memorial Hospital)[6]	6.000	08/15/2039	21,885,200
50,000	IL Finance Authority (OSF Healthcare System)[1]	7.125	11/15/2037	55,421
145,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group)[1]	6.125	05/15/2025	158,128
495,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	5.250	05/15/2029	512,102
170,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	6.125	05/15/2025	185,487
4,685,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	6.125	05/15/2025	5,111,804
10,095,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	7.750	08/15/2034	11,462,973
95,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	7.750	08/15/2034	107,873
400,000	IL Finance Authority (Resurrection Health Care)[6]	5.250	05/15/2029	413,596
5,810,000	IL Finance Authority (Resurrection Health Care)[6]	5.250	05/15/2029	6,007,480
2,680,000	IL Finance Authority (Roosevelt University)[1]	6.250	04/01/2029	2,847,339
5,000,000	IL Finance Authority (Roosevelt University)[1]	6.500	04/01/2039	5,302,550
2,000,000	IL GO1	5.000	04/01/2025	2,184,420
700,000	IL GO1	5.000	08/01/2025	754,271
1,525,000	IL GO1	5.000	02/01/2039	1,564,543

28 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$1,050,000	IL Metropolitan Pier & Exposition Authority[1]	5.500%	12/15/2023	$1,199,615
330,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[1]	5.500	06/15/2050	337,663
200,000	IL Regional Transportation Authority[1]	5.000	07/01/2025	203,758
2,000,000	IL Sports Facilities Authority[1]	5.250	06/15/2032	2,219,160
895,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[1]	6.500	12/30/2027	1,195,273
955,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[1]	6.500	12/30/2028	1,274,992
1,160,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[1]	6.500	12/30/2031	1,587,924
4,193,000	Lakemoor Village, IL Special Tax[1]	5.000	03/01/2027	4,199,877
2,512,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)[1]	6.250	03/01/2034	2,518,380
1,455,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[3]	6.125	03/01/2040	261,405
480,000	Markham, IL GO1	5.750	02/01/2028	461,722
1,091,000	Plano, IL Special Service Area No. 5[3]	6.000	03/01/2036	650,923
500,000	Southwestern IL Devel. Authority (Eden Retirement Center)[1]	5.850	12/01/2036	454,505
3,800,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	1,899,734
1,335,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	1,189,298
1,853,000	Yorkville, IL United City Special Services Area Special Tax[1]	5.000	03/01/2033	1,855,520
1,634,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)[3]	6.250	03/01/2035	735,267
				160,677,496

Indiana—1.6%
1,700,000	Carmel, IN Redevel. District COP[1]	6.500	07/15/2035	2,000,305
465,000	Hammond, IN Local Public Improvement District[1]	5.000	02/01/2024	471,282
2,885,000	IN Finance Authority (Marian University)[1]	5.250	09/15/2025	3,091,999
4,250,000	IN Finance Authority (Marian University)[1]	6.375	09/15/2041	4,682,438
4,750,000	IN Finance Authority (Marian University)[1]	6.500	09/15/2030	5,296,202
325,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000	07/01/2039	326,589
7,500,000	IN Municipal Power Agency[1]	5.000	01/01/2037	8,681,625
1,000,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	5.750	07/01/2030	1,033,490
3,985,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	6.000	07/01/2040	4,123,399
2,025,000	Indianapolis, IN Multifamily Hsg. (Stonekey Apartments)[1]	7.000	02/01/2039	2,053,715
1,655,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500	07/01/2022	1,749,103
				33,510,147

Iowa—0.2%
750,000	IA Finance Authority (Amity Fellowserve)[1]	6.500	10/01/2036	750,360

29 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Iowa (Continued)
$400,000	IA Finance Authority (Boys & Girls Home and Family Services)[4]	5.900%	12/01/2028	$37,000
1,685,000	IA Finance Authority (Mercy Medical Center)[1]	5.000	08/15/2028	1,886,341
320,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375	06/01/2025	299,558
1,000,000	Xenia, IA Rural Water District[1]	5.000	12/01/2036	1,123,170
				4,096,429

Kansas—0.1%
245,000	Hays, KS Sales Tax[1]	6.000	01/01/2025	245,335
2,130,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)[1]	4.900	04/01/2024	2,075,174
				2,320,509

Kentucky—1.5%
5,480,000	KY Municipal Power Agency[1]	5.000	09/01/2032	6,263,640
11,525,000	KY Municipal Power Agency[1]	5.000	09/01/2033	13,114,643
5,000,000	KY Municipal Power Agency[1]	5.000	09/01/2034	5,668,600
2,500,000	KY Property & Building Commission[1]	5.000	04/01/2037	2,892,900
2,500,000	KY Property & Building Commission[1]	5.000	04/01/2038	2,888,375
80,000	Owens County, KY Waterworks System (AWCC/KAWC Obligated Group)[1]	6.250	06/01/2039	85,911
15,000	Springfield, KY Educational Devel. (St. Catherine College)[3]	5.750	10/01/2035	749
				30,914,818

Louisiana—2.5%
14,201	Denham Springs-Livingston, LA Hsg. & Mtg. Finance Authority[1,8]	5.000	11/01/2040	14,365
2,000,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)[1]	5.250	01/01/2028	2,237,620
950,000	LA Citizens Property Insurance Corp.[1]	5.000	06/01/2024	1,118,008
635,000	LA Citizens Property Insurance Corp.[1]	5.000	06/01/2024	747,300
10,005,000	LA GO1	4.000	09/01/2032	10,651,723
8,280,000	LA HFA (La Chateau)[1]	6.875	09/01/2029	8,377,456
5,000,000	LA HFA (La Chateau)[1]	7.250	09/01/2039	5,080,300
535,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)[1,8]	5.250	09/01/2018	532,314
35,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2035	33,161
3,085,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.500	09/01/2022	2,992,388
890,000	LA Local Government EF&CD Authority (Capital Projects and Equipment)[1]	6.550	09/01/2025	959,117
2,500,000	LA Public Facilities Authority (Nineteenth Judicial District Court Building)[1]	5.000	06/01/2042	2,768,400
7,500,000	LA Public Facilities Authority (Ochsner Clinic Foundation)[1]	5.000	05/15/2042	8,465,025

30 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Louisiana (Continued)
$395,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)[1]	5.000%	07/01/2032	$446,216
300,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)[1]	5.000	07/01/2033	337,287
345,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)[1]	5.000	07/01/2037	384,513
50,000	LA Stadium & Exposition District[1]	5.000	07/01/2028	56,380
2,000,000	LA Stadium & Exposition District[1]	5.000	07/01/2032	2,225,080
4,035,000	LA State University & Agricultural & Mechanical College[1]	5.000	07/01/2040	4,562,697
				51,989,350

Maine—0.4%
2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750	07/01/2036	2,200,520
5,000,000	ME H&HEFA (Maine General Medical Center)[1]	7.500	07/01/2032	5,694,450
				7,894,970

Maryland—0.5%
1,630,000	MD EDC (Potomac Electric Power)[1]	6.200	09/01/2022	1,763,790
1,000,000	MD EDC Student Hsg. (Morgan State University)[1]	5.000	07/01/2034	1,064,400
4,530,000	MD EDC Student Hsg. (University of Maryland College Park)[1]	5.000	06/01/2035	5,260,734
40,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.375	07/01/2020	40,104
400,000	MD H&HEFA (Maryland Institute College of Art)[1]	5.000	06/01/2036	454,840
1,661,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250	07/01/2035	1,670,601
2,287,212	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[4]	3.787 [5]	01/01/2037	269,136
				10,523,605

Massachusetts—1.7%
260,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500	01/01/2035	260,231
750,000	MA Devel. Finance Agency (Lasell College)[1]	5.500	07/01/2026	834,923
25,000	MA Devel. Finance Agency (Lasell College)[1]	6.000	07/01/2031	27,903
461,488	MA Devel. Finance Agency (Linden Ponds)	0.655 [5]	11/15/2056	10,868
40,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680	11/15/2021	40,382
995,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680	11/15/2021	1,004,512
92,782	MA Devel. Finance Agency (Linden Ponds)[1]	5.500	11/15/2046	90,403
14,103	MA Devel. Finance Agency (Linden Ponds)[1]	6.250	11/15/2039	14,631
6,770,000	MA Devel. Finance Agency (Merrimack College)[1]	5.250	07/01/2042	7,278,495
2,000,000	MA Devel. Finance Agency (UMHC/UMMC/ HHH&H/HHosp Obligated Group)[1]	5.000	07/01/2036	2,245,940
20,000,000	MA GO6	5.000	12/01/2035	23,763,000
15,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250	07/01/2023	15,047
				35,586,335

Michigan—4.8%
10,000,000	Detroit, MI Building Authority[1]	5.000	10/15/2032	11,840,800
1,100,000	Detroit, MI City School District[1]	5.000	05/01/2028	1,214,708

31 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Michigan (Continued)
$680,000	Detroit, MI City School District[1]	5.000%	05/01/2031	$742,750
775,000	Detroit, MI GO1	5.000	04/01/2028	783,657
2,250,000	Detroit, MI Sewer Disposal System[1]	6.500	07/01/2024	2,447,190
60,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	66,691
13,375,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	15,017,049
2,155,000	Detroit, MI Water and Sewerage Dept.[1]	5.000	07/01/2032	2,377,030
1,000,000	Detroit, MI Water Supply System[1]	5.000	07/01/2036	1,072,790
495,000	Grand Traverse Academy, MI Public School Academy[1]	5.000	11/01/2022	495,772
7,035,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2023	8,250,015
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2025	1,172,100
895,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2026	1,040,017
930,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2027	1,071,732
2,450,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2032	2,758,038
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2033	1,121,740
2,200,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2034	2,433,618
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2034	1,118,430
3,300,000	MI Finance Authority (HFHS/HFMHCT/HFWH/WAFMH Obligated Group)[1]	5.000	11/15/2041	3,706,197
600,000	MI Finance Authority (Old Redford Public School Academy)[1]	5.900	12/01/2030	608,184
14,600,000	MI Hospital Finance Authority (Trinity Health)[6]	6.125	12/01/2023	15,608,568
1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000	12/01/2035	1,155,208
8,162,466	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850	08/31/2027	7,510,775
378,375	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875	08/31/2028	380,513
623,000,000	MI Tobacco Settlement Finance Authority	10.197 [5]	06/01/2058	14,353,920
400,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375	11/01/2030	294,500
1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625	11/01/2035	928,480
500,000	Renaissance, MI Public School Academy[1]	6.000	05/01/2037	519,795
				100,090,267

Minnesota—0.2%
2,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2031	2,410,640
894,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)[1,8]	5.000	02/15/2027	902,359
				3,312,999

Mississippi—0.6%
690,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750	12/01/2024	752,017

32 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Mississippi (Continued)
$10,000,000	MS Devel. Bank (Gulf Coast Community College District)[1]	5.000%	12/01/2046	$11,299,900
				12,051,917
Missouri—1.6%
875,000	Branson, MO IDA (Branson Hills Redevel.)[1]	5.750	05/01/2026	877,642
230,000	Branson, MO IDA (Branson Hills Redevel.)[1]	7.050	05/01/2027	230,262
5,815,000	Branson, MO IDA (Branson Shoppe Redevel.)[1]	5.950	11/01/2029	5,821,164
675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[1]	5.875	12/01/2031	541,681
335,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.500	04/01/2021	281,095
400,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.625	04/01/2027	280,860
580,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)[1]	5.000	12/15/2040	587,488
1,330,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)[1]	5.125	12/15/2050	1,345,268
14,360,000	Hazelwood, MO Transportation Devel. District (370/ Missouri Bottom Road/Tausig Road)	7.200	05/01/2033	11,672,239
295,000	Kansas City, MO IDA (Sales Tax)[1]	5.000	04/01/2046	275,146
140,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.500	03/01/2021	90,492
250,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.750	03/01/2029	154,358
770,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875	10/01/2029	771,817
2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)[1]	5.750	11/01/2026	2,102,331
355,000	MO Grindstone Plaza Transportation Devel. District[1]	5.500	10/01/2031	325,155
152,000	Northwoods, MO Transportation Devel. District[1,8]	5.850	02/01/2031	141,903
1,025,000	Saint Charles County, MO IDA (Suemandy/Mid-Rivers Community Improvement District)[1]	5.000	10/01/2046	978,937
481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)[4]	6.000	08/04/2025	144,290
846,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[4]	6.000	08/21/2026	465,275
1,879,000	St. Louis, MO Tax Increment (1619 Washington Redevel.)	5.500	03/09/2027	939,444
661,509	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	435,399
545,000	St. Louis, MO Tax Increment (Printers Lofts)[4]	6.000	08/21/2026	217,842
775,000	St. Louis, MO Tax Increment (Washington East Condominiums)[1]	5.500	01/20/2028	591,999
466,000	St. Louis, MO Tax Increment (Washington East Condominiums)[4]	5.500	01/20/2028	279,586
1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)[4]	6.690	04/21/2029	615,632
373,000	St. Louis, MO Tax Increment Financing, Series A	5.500	09/02/2028	223,811
3,255,000	St. Louis, MO Tax Increment, Series A	6.600	01/21/2028	2,287,809
620,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.700	04/01/2022	167,375

33 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Missouri (Continued)
$320,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.750%	04/01/2027	$86,387
				32,932,687
Montana—0.1%
11,710,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[4]	6.250 [2]	09/01/2031	2,337,901
Nebraska—0.5%
9,510,000	NE Central Plains Gas Energy[1]	5.250	09/01/2037	10,469,179
Nevada—0.6%
320,000	Clark County, NV Improvement District[1]	5.000	02/01/2026	312,944
255,000	Clark County, NV Improvement District[1]	5.050	02/01/2031	247,329
5,105,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)[4]	6.845 [5]	01/01/2019	2,802,390
100,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.250	08/01/2017	100,000
190,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,8]	5.300	08/01/2018	189,270
1,180,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.400	06/01/2020	1,233,230
7,420,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.700	06/01/2028	7,772,673
				12,657,836
New Hampshire—2.4%
305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.647 [5]	01/01/2029	175,305
495,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.996 [5]	01/01/2023	395,629
400,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875	10/01/2039	449,452
250,000	NH H&EFA (Dartmouth-Hitchcock Clinic/Mary Hitchcock Memorial Hospital Obligated Group)[1]	5.000	08/01/2035	250,697
475,000	NH H&EFA (LRG Healthcare)[1]	5.500	10/01/2034	519,617
20,860,000	NH H&EFA (LRG Healthcare)[6]	7.000	04/01/2038	23,492,323
21,510,000	NH H&EFA (LRGHealthcare)[6]	5.500	10/01/2034	23,530,405
1,500,000	NH H&EFA (Southern New Hampshire University)[1]	5.000	01/01/2027	1,662,810
				50,476,238
New Jersey—2.9%
250,000	Atlantic City, NJ GO1	5.000	03/01/2032	286,547
500,000	Atlantic City, NJ GO1	5.000	03/01/2037	565,165
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2030	2,193,860
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2032	2,175,180
3,000,000	NJ EDA[1]	5.000	06/15/2041	3,086,910
500,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000	07/01/2032	553,745
200,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000	07/01/2047	215,396
340,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.250	07/01/2037	340,360
2,100,000	NJ Health Care Facilities Financing Authority (University Hospital)[1]	5.000	07/01/2029	2,451,141
14,110,000	NJ Tobacco Settlement Financing Corp.	5.477 [5]	06/01/2041	3,858,944

34 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New Jersey (Continued)
$6,000,000	NJ Transportation Trust Fund Authority[1]	5.000%	06/15/2030	$6,449,880
500,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2030	510,245
3,820,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2031	3,894,948
5,015,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2032	5,288,017
2,200,000	NJ Transportation Trust Fund Authority[1]	5.000	12/15/2032	2,232,406
5,975,000	NJ Transportation Trust Fund Authority[1]	5.500	12/15/2021	6,749,480
4,555,000	NJ Transportation Trust Fund Authority[1]	6.000	06/15/2035	4,964,677
5,000,000	NJ Turnpike Authority[1]	5.000	01/01/2033	5,762,700
7,000,000	NJ Turnpike Authority[1]	5.000	01/01/2034	8,042,440
				59,622,041
New Mexico—0.1%
230,000	Boulders, NM Pubic Improvement District[1]	5.750	10/01/2044	232,636
240,000	Montecito Estates, NM Public Improvement District[1]	7.000	10/01/2037	242,467
1,925,000	NM Trails Public Improvement District	7.750	10/01/2038	1,874,623
				2,349,726
New York—8.8%
3,250,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[1]	5.000	07/15/2042	3,657,615
8,500,000	Hudson Yards, NY Infrastructure Corp.[6]	5.000	02/15/2037	9,363,717
7,500,000	Hudson Yards, NY Infrastructure Corp.[6]	5.000	02/15/2039	9,471,468
65,000	NY Counties Tobacco Trust II (TASC)[1]	5.750	06/01/2043	65,124
285,000	NY Counties Tobacco Trust VI1	5.750	06/01/2043	318,730
12,500,000	NY MTA[1]	5.250	11/15/2056	14,484,000
2,500,000	NY MTA (Green Bond)[1]	5.000	11/15/2035	2,996,050
7,050,000	NY MTA Hudson Rail Yards[1]	5.000	11/15/2046	7,581,077
5,300,000	NY MTA Hudson Rail Yards[1]	5.000	11/15/2051	5,841,077
13,150,000	NY MTA Hudson Rail Yards[1]	5.000	11/15/2056	14,898,161
10,500,000	NY MTA, Series C-1[1]	5.000	11/15/2035	12,261,165
3,000,000	NY MTA, Series E1	5.000	11/15/2030	3,495,990
2,455,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2036	2,746,458
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2037	11,744,900
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2039	11,675,000
8,720,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2031	10,389,357
2,650,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2028	3,180,000
10,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2033	11,843,200
5,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2035	5,937,550
7,915,000	NYS DA (St. Mary’s Hospital for Children)[1]	7.875	11/15/2041	8,557,856
5,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2028	6,194,450
6,075,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.250	10/01/2035	7,659,785
10,000,000	Port Authority NY/NJ, 198th Series[1]	5.250	11/15/2056	11,775,100

35 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$5,255,000	Westchester County, NY Healthcare Corp., Series A1	5.000%	11/01/2030	$5,728,160
				181,865,990
North Carolina—0.0%
20,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	20,045
Ohio—5.8%
3,440,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	5.750	06/01/2031	3,879,632
2,250,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	6.000	06/01/2045	2,553,187
2,555,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.375	06/01/2024	2,481,339
8,820,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.750	06/01/2034	8,370,092
5,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875	06/01/2030	5,082,888
670,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.247 [5]	06/01/2047	42,578,154
743,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.498 [5]	06/01/2052	23,033,000
2,165,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	6.000	11/01/2038	2,192,604
3,445,000	Cleveland-Cuyahoga County, OH Port Authority[1]	6.000	11/15/2035	3,880,655
2,475,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500	02/15/2052	2,758,660
1,050,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500	02/15/2057	1,167,663
1,000,000	Greene County, OH University Hsg. (Central State University)[1]	5.500	09/01/2027	1,000,350
780,000	Greene County, OH University Hsg. (Central State University)[1]	5.625	09/01/2032	780,203
695,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)[1]	5.000	12/01/2022	685,214
1,000,000	OH Air Quality Devel. Authority (Columbus Southern Power)[1]	5.800	12/01/2038	1,083,110
5,000,000	OH GO1	5.000	03/15/2036	5,826,400
1,685,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	1,637,264
5,860,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	5,586,690
4,065,000	Portage County, OH Port Authority (Northeast Ohio Medical University)[1]	5.000	12/01/2037	4,357,152
510,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	542,701
345,664	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400	11/01/2036	345,664

36 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$126,327	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[3]	5.400%	11/01/2036	$1
				119,822,623
Oklahoma—0.6%
12,535,000	Grady County, OK Criminal Justice Authority[1]	7.000	11/01/2041	11,905,618
Oregon—0.2%
2,250,000	Forest Grove, OR Revenue (Pacific University)[1]	5.000	05/01/2036	2,494,148
245,000	OR Facilities Authority (Concordia University)[1,8]	6.125	09/01/2030	281,909
500,000	OR Facilities Authority (Concordia University)[1]	6.375	09/01/2040	579,105
10,000	Umatilla County, OR Hospital Facility Authority (Catholic Health Initiatives)[1]	5.000	05/01/2032	10,019
				3,365,181
Pennsylvania—5.0%
5,000,000	Bethlehem, PA Area School District[1]	5.000	08/01/2033	5,689,400
1,425,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2031	1,570,834
2,305,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2035	2,506,803
1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2047	1,056,820
195,000	Luzerne County, PA IDA[1]	7.500	12/15/2019	200,587
500,000	Luzerne County, PA IDA[1]	7.750	12/15/2027	521,730
10,010,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2035	11,356,845
10,000,000	PA GO1	5.000	06/01/2027	11,463,600
10,000,000	PA GO1	5.000	10/15/2031	11,581,000
2,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	2,213,040
2,605,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2025	2,829,343
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2030	3,171,210
5,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2031	5,266,150
5,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	06/01/2032	5,645,650
5,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	06/01/2033	5,620,100
1,500,000	PA Turnpike Commission[1]	0.000 [2]	12/01/2038	1,852,770
5,000,000	PA Turnpike Commission[1]	5.000	06/01/2030	5,765,850
7,000,000	PA Turnpike Commission[1]	5.000	12/01/2040	7,934,150
7,750,000	PA Turnpike Commission[1]	5.000	06/01/2042	8,726,965
685,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125	03/15/2043	721,291
635,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)[1]	7.250	01/01/2021	627,374
1,000,000	Philadelphia, PA School District[1]	5.000	09/01/2032	1,123,690
5,000	Philadelphia, PA School District[1]	6.000	09/01/2038	5,273
55,000	Philadelphia, PA School District[1]	6.000	09/01/2038	57,999
1,700,000	Philadelphia, PA School District[1]	6.000	09/01/2038	1,792,701

37 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$5,000	Philadelphia, PA School District[1]	6.000%	09/01/2038	$5,273
4,000,000	Pottsville, PA Hospital Authority (Lehigh Valley Health Network)[1]	5.000	07/01/2041	4,505,040
280,000	Reading, PA School District[1,8]	5.000	03/01/2035	322,132
255,000	Reading, PA School District[1,8]	5.000	03/01/2036	292,691
				104,426,311

Rhode Island—0.1%
4,915,000	Central Falls, RI Detention Facility[4]	7.250	07/15/2035	1,212,678
35,000	Providence, RI HDC (Barbara Jordan Apartments)[1]	6.750	07/01/2025	35,110
725,000	RI Health & Educational Building Corp. (EPBH/RIH/ TMH Obligated Group)[1]	7.000	05/15/2039	802,503
20,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500	04/01/2027	20,203
				2,070,494

South Carolina—1.0%
4,725,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200	11/01/2036	4,721,787
564,955	SC Connector 2000 Assoc. Toll Road, Series B	2.744 [5]	01/01/2020	450,314
6,202,807	SC Connector 2000 Assoc. Toll Road, Series B	3.158 [5]	01/01/2021	4,549,015
10,777,099	SC Connector 2000 Assoc. Toll Road, Series B	3.745 [5]	01/01/2026	5,254,698
2,500,000	SC Jobs-EDA (Coastal Hsg. Foundation)[1]	6.250	04/01/2035	2,837,750
2,000,000	SC Jobs-EDA (Coastal Hsg. Foundation)[1]	6.500	04/01/2042	2,283,300
				20,096,864

South Dakota—0.1%
1,500,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[1]	5.000	06/01/2027	1,676,205

Tennessee—0.6%
125,000	Johnson City, TN H&EFB (Johnson City Medical Center)[1]	5.250	07/01/2028	130,672
500,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)[1]	5.000	11/01/2027	549,055
5,000,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Vanderbilt University Medical Center)[1]	5.000	07/01/2046	5,618,950
5,665,000	TN Energy Acquisition Gas Corp.[1]	5.000	02/01/2027	6,626,181
				12,924,858

Texas—6.0%
990,000	Brazoria County, TX Municipal Utility District No. 25[1]	5.500	03/01/2036	1,039,470
60,000	Collin County, TX HFC (Community College District Foundation)[1]	5.250	06/01/2031	57,358
1,100,000	Dallas County, TX Flood Control District[1]	5.000	04/01/2032	1,127,170
7,050,000	Donna, TX GO1	6.250	02/15/2037	7,320,226
4,580,000	Escondido, TX Public Improvement District (Horseshoe Bay)[1]	7.250	10/01/2033	4,629,189

38 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$16,000,000	Houston, TX Airport System, Series A6	5.500%	07/01/2039	$16,637,920
140,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	167,117
160,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	191,714
250,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2036	264,758
250,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2041	264,095
10,000,000	Houston, TX Independent School District[1]	5.000	02/15/2042	11,789,100
30,000	Huntsville, TX GO COP[1]	5.000	08/15/2032	30,087
7,465,000	Irving, TX Hotel Occupancy[1]	5.500	08/15/2038	7,809,435
150,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2031	172,302
750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2046	833,085
750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2051	831,195
355,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University-Collegiate Hsg. Corpus Christi II)[1]	5.000	04/01/2036	385,370
1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University-Collegiate Hsg. San Antonio I)[1]	5.000	04/01/2036	1,080,180
555,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	5.875	04/01/2036	628,282
780,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	6.000	04/01/2045	886,267
10,000,000	Pearland, TX Independent School District[1]	5.250	02/15/2032	12,149,800
3,695,000	Sabine River Authority, TX Pollution Control (TXU Electric Company)[3,10]	6.150	08/01/2022	—
4,315,000	Spring, TX Independent School District[1]	5.000	08/15/2029	5,214,073
5,000,000	Spring, TX Independent School District[1]	5.000	08/15/2031	5,967,400
10,775,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (BS&WHlth/BUMC/BASMC/HBMC/ BMCAW/BRMCAG/S&WMH/BHCS/BRMCAP/S&WHRR/ BS&WH/S&WMH&SSBF Obligated Group)	6.250	11/15/2029	11,512,226
6,146,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750	10/01/2037	6,214,774
110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750	09/01/2027	107,773
485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000	09/01/2033	468,015
4,500,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	5,473,305
1,700,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)[1]	6.000	02/15/2030	1,903,898
370,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	374,107

39 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$1,085,000	TX Public Finance Authority Charter School Finance Corp. (New Frontiers School)[1]	5.800%	08/15/2040	$1,126,805
14,790,000	TX Transportation Commission[1]	5.000	10/01/2032	18,053,709
				124,710,205
Utah—0.0%
275,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625	07/15/2037	275,066
Vermont—0.0%
350,000	Burlington, VT GO1	5.000	11/01/2027	392,416
445,000	Burlington, VT GO1	5.000	11/01/2032	489,843
				882,259
Virginia—1.8%
1,590,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.250	07/15/2025	1,512,297
396,000	Celebrate, VA North CDA Special Assessment[4]	6.750	03/01/2034	255,602
3,131,000	Celebrate, VA South CDA Special Assessment[3]	6.250	03/01/2037	1,565,249
8,000,000	Chesapeake Bay, VA Bridge & Tunnel District[1]	5.000	07/01/2041	9,246,880
3,000,000	Chesapeake Bay, VA Bridge & Tunnel District[1]	5.000	07/01/2046	3,384,930
371,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.125	03/01/2036	92,750
3,000,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.450	03/01/2036	750,000
750,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.800	03/01/2036	187,500
900,000	New Port, VA CDA[3]	5.600	09/01/2036	449,541
3,240,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450	09/01/2037	3,243,532
2,420,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1,8]	6.500	08/01/2038	2,441,030
950,000	VA College Building Authority (Regent University)[1]	5.000	06/01/2026	930,886
990,000	VA College Building Authority (Regent University)[1]	5.000	06/01/2029	938,540
585,000	VA College Building Authority Educational Facilities (Regent University)[1]	5.000	06/01/2036	522,510
35,170,000	VA Tobacco Settlement Financing Corp.	4.783 [5]	06/01/2047	3,042,205
134,770,000	VA Tobacco Settlement Financing Corp.	4.867 [5]	06/01/2047	9,543,064
				38,106,516
Washington—3.3%
75,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600	03/01/2028	75,016
2,330,642	Tacoma, WA Consolidated Local Improvements District No. 65	5.750	04/01/2043	2,333,579
3,920,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[1]	5.000	03/01/2025	4,318,703
80,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[1]	5.000	03/01/2025	87,921

40 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Washington (Continued)
$33,785,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[1]	6.375%	10/01/2036	$35,592,835
10,000,000	WA Health Care Facilities Authority (Fred Hutchinson Cancer Research Center)[1]	1.870 [9]	01/01/2042	10,103,500
15,000,000	WA Health Care Facilities Authority (PH&S / PEMC / PH&SO / PHSSC / LCMAS / SJHC / PSMMC / SPH&HSC / PHlthC / PH&SW Obligated Group)[1]	5.250	10/01/2033	15,718,800
				68,230,354
West Virginia—0.2%
1,960,000	Brooke County, WV (Bethany College)[1]	6.500	10/01/2031	2,019,506
1,885,000	Brooke County, WV (Bethany College)[1]	6.750	10/01/2037	1,951,352
				3,970,858
Wisconsin—1.6%
1,475,000	WI Center District, Series A1	5.000	12/15/2029	1,627,869
5,000,000	WI GO1	6.000	05/01/2036	5,439,700
615,000	WI H&EFA (Beloit College)[1]	5.000	07/01/2036	666,722
1,230,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2035	1,403,356
750,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2039	855,705
1,165,000	WI H&EFA (Richland Hospital)[1]	5.375	06/01/2028	1,166,072
17,260,000	WI H&EFA (SSM Health Care Corp.)[1]	5.250	06/01/2034	18,812,192
165,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.181 [5]	10/01/2042	70,707
465,000	WI Public Finance Authority (Las Ventanas Retirement Community)[1]	7.000	10/01/2042	466,530
200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.060 [5]	10/01/2042	3,780
650,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.125	07/01/2042	688,012
460,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	5.750	07/15/2032	495,213
350,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	6.000	07/15/2042	376,939
				32,072,797
U.S. Possessions—9.1%
7,315,000	Puerto Rico Aqueduct & Sewer Authority	5.000	07/01/2033	5,916,445
1,885,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2029	1,540,347
5,400,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	4,408,776
1,925,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2047	1,603,679
4,515,000	Puerto Rico Commonwealth GO3	5.000	07/01/2020	2,562,262
2,610,000	Puerto Rico Commonwealth GO3	5.000	07/01/2023	1,481,175
3,000,000	Puerto Rico Commonwealth GO3	5.125	07/01/2028	1,702,500
3,000,000	Puerto Rico Commonwealth GO3	5.250	07/01/2023	1,702,500
4,020,000	Puerto Rico Commonwealth GO3	5.250	07/01/2030	2,281,350
1,250,000	Puerto Rico Commonwealth GO3	5.375	07/01/2030	709,375
500,000	Puerto Rico Commonwealth GO, NPFGC	5.500	07/01/2021	540,855
1,500,000	Puerto Rico Commonwealth GO3	5.500	07/01/2026	851,250

41 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$4,210,000	Puerto Rico Commonwealth GO3	5.500%	07/01/2039	$2,389,175
4,000,000	Puerto Rico Commonwealth GO3	5.625	07/01/2033	2,270,000
5,000,000	Puerto Rico Commonwealth GO3	5.750	07/01/2028	2,837,500
9,000,000	Puerto Rico Commonwealth GO3	5.750	07/01/2036	5,107,500
1,365,000	Puerto Rico Commonwealth GO, NPFGC[1]	6.000	07/01/2027	1,408,625
2,000,000	Puerto Rico Commonwealth GO3	6.000	07/01/2039	1,135,000
3,000,000	Puerto Rico Commonwealth GO3	6.000	07/01/2040	1,702,500
5,000,000	Puerto Rico Commonwealth GO3	6.500	07/01/2037	2,837,500
954,075	Puerto Rico Electric Power Authority[3]	10.000	07/01/2019	584,113
954,075	Puerto Rico Electric Power Authority[3]	10.000	07/01/2019	584,113
772,297	Puerto Rico Electric Power Authority[3]	10.000	01/01/2021	473,240
772,296	Puerto Rico Electric Power Authority[3]	10.000	07/01/2021	473,379
257,432	Puerto Rico Electric Power Authority[3]	10.000	01/01/2022	157,999
257,432	Puerto Rico Electric Power Authority[3]	10.000	07/01/2022	157,999
20,460,000	Puerto Rico Electric Power Authority, Series A3	5.000	07/01/2029	12,480,600
5,000,000	Puerto Rico Electric Power Authority, Series A3	6.750	07/01/2036	3,050,000
2,830,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250	07/01/2028	1,726,300
1,850,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000	07/01/2022	1,128,500
2,500,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000	07/01/2028	1,525,000
3,000,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.250	07/01/2027	1,830,000
260,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2024	262,922
4,000,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2025	4,044,960
3,000,000	Puerto Rico Electric Power Authority, Series TT3	5.000	07/01/2026	1,830,000
4,500,000	Puerto Rico Electric Power Authority, Series TT3	5.000	07/01/2032	2,745,000
5,000,000	Puerto Rico Electric Power Authority, Series TT3	5.000	07/01/2037	3,050,000
1,690,000	Puerto Rico Electric Power Authority, Series VV, NPFGC	5.250	07/01/2025	1,795,540
1,500,000	Puerto Rico Electric Power Authority, Series VV3	5.500	07/01/2020	915,000
2,000,000	Puerto Rico Electric Power Authority, Series WW3	5.000	07/01/2028	1,220,000
1,985,000	Puerto Rico Electric Power Authority, Series WW3	5.250	07/01/2025	1,210,850
2,750,000	Puerto Rico Electric Power Authority, Series WW3	5.375	07/01/2023	1,677,500
5,000,000	Puerto Rico Electric Power Authority, Series WW3	5.500	07/01/2020	3,050,000
5,000,000	Puerto Rico Electric Power Authority, Series WW3	5.500	07/01/2021	3,050,000
3,050,000	Puerto Rico Electric Power Authority, Series WW3	5.500	07/01/2038	1,860,500
1,670,000	Puerto Rico Electric Power Authority, Series XX3	5.250	07/01/2040	1,018,700
410,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250	07/01/2022	250,100
7,300,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250	07/01/2024	4,453,000
40,000	Puerto Rico Highway & Transportation Authority, FGIC[11]	5.000	07/01/2022	25,550
3,500,000	Puerto Rico Highway & Transportation Authority, Series M3	5.000	07/01/2046	861,875
65,000	Puerto Rico Infrastructure[3]	5.000	07/01/2041	4,712
850,000	Puerto Rico Infrastructure, FGIC[11]	5.500	07/01/2024	511,275
8,000,000	Puerto Rico Infrastructure, FGIC[11]	7.072 [5]	07/01/2030	2,153,680
750,000	Puerto Rico Infrastructure Financing Authority, FGIC[11]	5.500	07/01/2028	451,125
8,695,000	Puerto Rico Infrastructure Financing Authority, FGIC[11]	6.065 [5]	07/01/2031	2,230,789
2,405,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625	07/01/2022	1,882,850
1,230,000	Puerto Rico ITEMECF (Polytechnic University), ACA[1]	5.000	08/01/2032	1,171,354

42 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$190,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000%	10/01/2022	$155,160
3,300,000	Puerto Rico Public Buildings Authority[4]	5.000	07/01/2032	1,740,750
240,000	Puerto Rico Public Buildings Authority[4]	5.250	07/01/2042	122,700
4,940,000	Puerto Rico Public Buildings Authority[3]	5.375	07/01/2033	2,612,025
10,000,000	Puerto Rico Public Buildings Authority, NPFGC[1]	6.000	07/01/2028	10,313,100
2,000,000	Puerto Rico Public Buildings Authority[3]	6.000	07/01/2041	1,065,000
8,575,000	Puerto Rico Public Buildings Authority[4]	6.250	07/01/2026	4,619,781
1,000,000	Puerto Rico Public Buildings Authority[3]	6.250	07/01/2031	538,750
5,615,000	Puerto Rico Public Finance Corp., Series B3	5.500	08/01/2031	154,413
6,380,000	Puerto Rico Sales Tax Financing Corp.[3]	8.542 [5]	08/01/2023	1,168,752
270,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.000	08/01/2043	72,563
4,365,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.375	08/01/2039	1,173,094
17,650,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.500	08/01/2037	4,743,438
20,215,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.750	08/01/2037	5,432,781
29,670,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.108 [5]	08/01/2044	6,238,118
15,000,000	Puerto Rico Sales Tax Financing Corp., Series A3	6.375	08/01/2039	4,031,250
7,000,000	Puerto Rico Sales Tax Financing Corp., Series A3	6.500	08/01/2044	1,881,250
50,000,000	Puerto Rico Sales Tax Financing Corp., Series A3	7.276 [5]	08/01/2034	3,802,000
18,875,000	Puerto Rico Sales Tax Financing Corp., Series A3	9.407 [5]	08/01/2036	1,331,820
29,160,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.000	08/01/2040	18,042,750
7,450,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.250	08/01/2041	2,002,188
2,205,000	Puerto Rico Sales Tax Financing Corp., Series C3	6.000	08/01/2042	592,594
3,685,000	Puerto Rico Sales Tax Financing Corp., Series C3	6.750 [2]	08/01/2032	990,344
32,560,000	Puerto Rico Sales Tax Financing Corp., Series C3	8.015 [5]	08/01/2038	2,071,142
1,080,000	V.I. Public Finance Authority, Series A1	5.000	10/01/2032	1,134,281
2,500,000	V.I. Public Finance Authority, Series C1	5.000	10/01/2039	1,826,150

				188,743,033

Total Municipal Bonds and Notes (Cost $2,437,865,414)				2,230,593,747

Corporate Bonds and Notes—0.0%
67,631	Las Vegas Monorail Co., Sr. Sec. Nts.[7,12]	5.500	07/15/2019	986
18,270	Las Vegas Monorail Co., Sub. Nts.[7,12]	5.500 [9]	07/15/2055	600

Total Corporate Bonds and Notes (Cost $136)				1,586

Total Investments, at Value (Cost $2,437,865,550)—107.7%				2,230,595,333
Net Other Assets (Liabilities)—(7.7)				(159,599,805)

Net Assets—100.0%				$2,070,995,528

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

43 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

5. Zero coupon bond reflects effective yield on the original acquisition date.

6. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

7. Interest or dividend is paid-in-kind, when applicable.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

9. Represents the current interest rate for a variable or increasing rate security.

10. Security received as the result of issuer reorganization.

11. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

12. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ACA	American Capital Access
AHACHC	ARC/HDS Alamance Country Housing Corp.
AM&S	Academies of Math & Science
AM&SS	Academies of Math & Science South
ARC	Assoc. of Retarded Citizens
AWCC	American Water Capital Corp.
BASMC	Baylor All Saints Medical Center
BH&HCG	Bristol Hospital & Health Care Group
BHCS	Baylor Health Care System
BHDF	Bristol Hospital Development Foundation
BHlthC	Bristol Health Care
BHosp	Bristol Hospital
BMCAW	Baylor Medical Center at Waxahachie
BRMCAG	Baylor Regional Medical Center at Grapevine
BRMCAP	Baylor Regional Medical Center at Plano
BS&WH	Baylor Scott & White Holdings
BS&WHlth	Baylor Scott & White Health
BUMC	Baylor University Medical Center
CDA	Communities Devel. Authority
COP	Certificates of Participation
DA	Dormitory Authority
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EF&CD	Environmental Facilities and Community Devel.
ELGSF	Evangelical Lutheran Good Samaritan Foundation
ELGSS	Evangelical Lutheran Good Samaritan Society
EPBH	Emma Pendleton Bradley Hospital
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HBMC	Hillcrest Baptist Medical Center

44 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

HDC	Housing Devel. Corp.
HDS	Housing Devel. Services
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFHS	Henry Ford Health System
HFMHCT	Henry Ford Macomb Hospital Corp.-Clinton Township
HFWH	Henry Ford Wyandotte Hospital
HHEMS	Houston Healthcare EMS
HHH&H	Healthalliance Home Health and Hospital
HHosp	Healthalliance Hospital
HHP	Houston Healthcare Properties
HHSys	Houston Healthcare System
HoustonH	Houston Hospitals
HPCP	Houston Primary Care Physicians
HPS	Houston Physician Specialists
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KAWC	Kentucky American Water Company
LCMAS	Little Company of Mary Ancillary Services Corp.
MPHS	Mills-Peninsula Health Services
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MSSA	Math & Science Success Academy
MTA	Metropolitan Transportation Authority
NPFGC	National Public Finance Guarantee Corp.
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
PAS	Presence Ambulatory Services
PBH	Presence Behavioral Health
PC&SHN	Presence Central & Suburban Hospitals Network
PCHN	Presence Chicago Hospitals Network
PCTC	Presence Care Transformation Corp.
PEMC	Providence Everett Medical Center
PH&S	Providence Health & Services
PH&SO	Providence Health & Services-Oregon
PH&SW	Providence Health & Services-Washington
PHCr	Presence Home Care
PHFBT	Presence Health Food Foundation Board of Trustees
PHlth	Presence Health
PHlthC	Providence Health Care
PHN	Presence Health Network
PHP	Presence PRV Health
PHSSC	Providence Health System-Southern CA
PLC	Presence Life Connections
PPH	Presence PRV Health
PRC	Presence RHC Corporation
PRMC	Presence Resurrection Medical Center

45 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

PSFH	Presence Saint Francis Hospital
PSJHC	Presence Saint Francis Hospital-Chicago
PSM&EMC	Presence Saints Mary and Elizabeth Medical Center
PSMMC	Providence St. Mary Medical Center
PSSC	Presence Senior Services - Chicagoland
RIH	Rhode Island Hospital
S&WHRR	Scott & White Hospital - Round Rock
S&WMH	Scott & White Memorial Hospital
S&WMH&SSBF	Scott & White Memorial Hospital & Scott Sherwood Brindley Foundation
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SJHC	St. Joseph Hospital Corp.
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
SPH&HSC	St. Patrick Hospital and Health Science Center
SVNA&H	Sutter Visiting Nurse Association & Hospice
SWBH	Sutter West Bay Hospitals
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TMH	The Miriam Hospital
UMHC	UMass Memorial Health Care
UMMC	UMass Memorial Medical Center
V.I.	United States Virgin Islands
WAFMH	W A Foote Memorial Hospital

See accompanying Notes to Financial Statements.

46 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2017

Assets
Investments, at value (cost $2,437,865,550)—see accompanying statement of investments	$2,230,595,333

Cash	539,288

Receivables and other assets:
Interest	22,843,111
Investments sold (including $6,234,765 sold on a when-issued or delayed delivery basis)	8,424,765
Shares of beneficial interest sold	6,959,029
Other	658,459

Total assets	2,270,019,985

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	120,125,000
Payable for borrowings (See Note 9)	75,000,000
Dividends	1,666,266
Shares of beneficial interest redeemed	765,822
Investments purchased on a when-issued or delayed delivery basis	609,406
Distribution and service plan fees	346,175
Trustees’ compensation	251,308
Interest expense on borrowings	50,107
Shareholder communications	12,019
Other	198,354

Total liabilities	199,024,457

Net Assets	$2,070,995,528

Composition of Net Assets
Par value of shares of beneficial interest	$294,391

Additional paid-in capital	2,560,363,345

Accumulated net investment income	14,379,604

Accumulated net realized loss on investments	(296,771,595)

Net unrealized depreciation on investments	(207,270,217)

Net Assets	$2,070,995,528

47 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,248,081,465 and 177,035,874 shares of beneficial interest outstanding)	$7.05
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.40

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,846,090 and 406,768 shares of beneficial interest outstanding)	$7.00

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $380,459,876 and 54,397,748 shares of beneficial interest outstanding)	$6.99

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $439,608,097 and 62,550,555 shares of beneficial interest outstanding)	$7.03

See accompanying Notes to Financial Statements.

48 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Year Ended July 31, 2017

Investment Income
Interest	$ 113,341,818

Expenses
Management fees	8,570,233

Distribution and service plan fees:
Class A	3,012,613
Class B	40,123
Class C	3,986,469

Transfer and shareholder servicing agent fees:
Class A	1,254,340
Class B	4,013
Class C	398,706
Class Y	398,722

Shareholder communications:
Class A	23,079
Class B	214
Class C	9,039
Class Y	8,660

Borrowing fees	1,884,369

Interest expense and fees on short-term floating rate notes issued (See Note 4)	1,853,384

Legal, auditing and other professional fees	1,362,322

Interest expense on borrowings	201,883

Trustees’ compensation	31,322

Custodian fees and expenses	17,084

Other	28,361

Total expenses	23,084,936

Net Investment Income	90,256,882

Realized and Unrealized Loss
Net realized loss on investment transactions	(7,083,262)

Net change in unrealized appreciation/depreciation on investment transactions	(8,553,886)

Net Increase in Net Assets Resulting from Operations	$ 74,619,734

See accompanying Notes to Financial Statements.

49 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2017	Year Ended July 31, 2016

Operations
Net investment income	$ 90,256,882	$ 108,370,249

Net realized gain (loss)	(7,083,262)	15,142,862

Net change in unrealized appreciation/depreciation	(8,553,886)	103,926,852

Net increase in net assets resulting from operations	74,619,734	227,439,963

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(62,718,998)	(75,545,489)
Class B	(172,789)	(447,103)
Class C	(17,113,876)	(20,772,974)
Class Y	(20,910,181)	(24,149,298)

	(100,915,844)	(120,914,864)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(62,508,061)	21,341,326
Class B	(3,130,401)	(6,519,801)
Class C	(41,332,287)	33,388,028
Class Y	6,815,631	143,547,549

	(100,155,118)	191,757,102

Net Assets
Total increase (decrease)	(126,451,228)	298,282,201

Beginning of period	2,197,446,756	1,899,164,555

End of period (including accumulated net investment income of $14,379,604 and $21,959,835, respectively)	$ 2,070,995,528	$ 2,197,446,756

See accompanying Notes to Financial Statements.

50 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Year Ended July 31, 2017

Cash Flows from Operating Activities
Net increase in net assets from operations	$74,619,734

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(535,282,132)
Proceeds from disposition of investment securities	583,850,542
Short-term investment securities, net	17,421,966
Premium amortization	14,030,324
Discount accretion	(30,077,789)
Net realized loss on investment transactions	7,083,262
Net change in unrealized appreciation/depreciation on investment transactions	8,553,886
Change in assets:
Decrease in other assets	11,201
Decrease in interest receivable	4,672,236
Increase in receivable for securities sold	(3,838,786)
Change in liabilities:
Increase in other liabilities	76,163
Decrease in payable for securities purchased	(12,922,934)

Net cash provided by operating activities	128,197,673

Cash Flows from Financing Activities
Proceeds from borrowings	537,000,000
Payments on borrowings	(473,000,000)
Proceeds on short-term floating rate notes issued	6,475,000
Proceeds from shares sold	582,708,690
Payments on shares redeemed	(762,477,266)
Cash distributions paid	(18,990,657)

Net cash used in financing activities	(128,284,233)

Net decrease in cash	(86,560)

Cash, beginning balance	625,848

Cash, ending balance	$539,288

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $81,933,572.

Cash paid for interest on borrowings—$153,779.

Cash paid for interest on short-term floating rate notes issued—$1,853,384.

See accompanying Notes to Financial Statements.

51 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$7.12	$6.76	$6.84	$6.65	$7.19
Income (loss) from investment operations:
Net investment income[1]	0.31	0.37	0.42	0.43	0.40
Net realized and unrealized gain (loss)	(0.03)	0.40	(0.08)	0.16	(0.55)
Total from investment operations	0.28	0.77	0.34	0.59	(0.15)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.41)	(0.42)	(0.40)	(0.39)
Net asset value, end of period	$7.05	$7.12	$6.76	$6.84	$6.65

Total Return, at Net Asset Value[2]	4.08%	11.70%	4.88%	9.18%	(2.32)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,248,082	$1,325,385	$1,237,668	$1,305,586	$1,586,019
Average net assets (in thousands)	$1,254,247	$1,282,545	$1,306,597	$1,405,201	$1,914,142
Ratios to average net assets:[3]
Net investment income	4.48%	5.30%	6.04%	6.40%	5.52%
Expenses excluding specific expenses listed below	0.83%	0.82%	0.87%	0.82%	0.74%
Interest and fees from borrowings	0.10%	0.06%	0.09%	0.09%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.09%	0.06%	0.08%	0.17%	0.10%
Total expenses	1.02%	0.94%	1.04%	1.08%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	0.94%	1.04%	1.08%[5]	0.92%[5]
Portfolio turnover rate	25%	16%	9%	10%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

52 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class B	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.07	$6.72	$6.80	$6.61	$7.15
Income (loss) from investment operations:
Net investment income[1]	0.27	0.32	0.37	0.37	0.34
Net realized and unrealized gain (loss)	(0.04)	0.39	(0.09)	0.17	(0.55)
Total from investment operations	0.23	0.71	0.28	0.54	(0.21)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.36)	(0.36)	(0.35)	(0.33)
Net asset value, end of period	$7.00	$7.07	$6.72	$6.80	$6.61

Total Return, at Net Asset Value[2]	3.32%	10.78%	4.12%	8.39%	(3.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,846	$6,067	$12,148	$19,426	$26,593
Average net assets (in thousands)	$3,999	$8,558	$16,554	$22,337	$33,430
Ratios to average net assets:[3]
Net investment income	3.85%	4.60%	5.30%	5.61%	4.69%
Expenses excluding specific expenses listed below	1.60%	1.57%	1.63%	1.61%	1.57%
Interest and fees from borrowings	0.10%	0.06%	0.09%	0.09%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.09%	0.06%	0.08%	0.17%	0.10%
Total expenses	1.79%	1.69%	1.80%	1.87%	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.69%	1.80%	1.87%	1.75%[5]
Portfolio turnover rate	25%	16%	9%	10%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

53 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.07	$6.71	$6.80	$6.60	$7.15
Income (loss) from investment operations:
Net investment income[1]	0.26	0.31	0.37	0.37	0.34
Net realized and unrealized gain (loss)	(0.04)	0.41	(0.10)	0.18	(0.55)
Total from investment operations	0.22	0.72	0.27	0.55	(0.21)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.36)	(0.36)	(0.35)	(0.34)
Net asset value, end of period	$6.99	$7.07	$6.71	$6.80	$6.60

Total Return, at Net Asset Value[2]	3.19%	10.96%	3.98%	8.58%	(3.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$380,460	$427,045	$373,089	$374,108	$450,498
Average net assets (in thousands)	$398,492	$401,140	$379,042	$381,177	$539,108
Ratios to average net assets:[3]
Net investment income	3.73%	4.54%	5.30%	5.62%	4.75%
Expenses excluding specific expenses listed below	1.59%	1.57%	1.63%	1.59%	1.51%
Interest and fees from borrowings	0.10%	0.06%	0.09%	0.09%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.09%	0.06%	0.08%	0.17%	0.10%
Total expenses	1.78%	1.69%	1.80%	1.85%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.69%	1.80%	1.85%[5]	1.69%[5]
Portfolio turnover rate	25%	16%	9%	10%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

54 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class Y	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.10	$6.74	$6.82	$6.63	$7.17
Income (loss) from investment operations:
Net investment income[1]	0.32	0.38	0.44	0.44	0.42
Net realized and unrealized gain (loss)	(0.03)	0.41	(0.09)	0.16	(0.55)
Total from investment operations	0.29	0.79	0.35	0.60	(0.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.43)	(0.43)	(0.41)	(0.41)
Net asset value, end of period	$7.03	$7.10	$6.74	$6.82	$6.63

Total Return, at Net Asset Value[2]	4.34%	12.00%	5.16%	9.47%	(2.11)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$439,608	$438,950	$276,260	$248,616	$198,648
Average net assets (in thousands)	$398,935	$394,361	$294,301	$245,234	$278,098
Ratios to average net assets:[3]
Net investment income	4.65%	5.51%	6.30%	6.59%	5.75%
Expenses excluding specific expenses listed below	0.59%	0.58%	0.63%	0.58%	0.51%
Interest and fees from borrowings	0.10%	0.06%	0.09%	0.09%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.09%	0.06%	0.08%	0.17%	0.10%
Total expenses	0.78%	0.70%	0.80%	0.84%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.70%	0.80%	0.84%[5]	0.69%[5]
Portfolio turnover rate	25%	16%	9%	10%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

55 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2017

1. Organization

Oppenheimer Rochester AMT-Free Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

56 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

57 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$64,686,780	$—	$294,661,463	$222,250,431

1. At period end, the Fund had $294,661,463 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2018	$ 177,767,456
2019	12,340,869
No expiration	104,553,138

Total	$ 294,661,463

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $19,835,807 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the reporting period, $105,610,446 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$106,498,255	$3,078,731	$103,419,524

The tax character of distributions paid during the reporting periods:

58 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

	Year Ended July 31, 2017	Year Ended July 31, 2016
Distributions paid from:
Exempt-interest dividends	$ 98,613,015	$ 119,620,204
Ordinary income	2,302,829	1,294,660

Total	$ 100,915,844	$ 120,914,864

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,339,997,012[1]

Gross unrealized appreciation	$ 120,108,970
Gross unrealized depreciation	(342,359,401)

Net unrealized depreciation	$ (222,250,431)

1. The Federal tax cost of securities does not include cost of $112,848,752, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions.

See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ended after August 1, 2017. The implementation of the rules will not have a material impact on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a

59 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

60 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$95,813,022	$—	$95,813,022
Alaska	—	185,248	55,500	240,748
Arizona	—	41,050,963	—	41,050,963
Arkansas	—	—	1,111,696	1,111,696
California	—	270,359,437	—	270,359,437
Colorado	—	33,335,115	—	33,335,115

61 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Connecticut	$—	$556,575	$—	$556,575
Delaware	—	4,843,837	—	4,843,837
District of Columbia	—	19,464,867	—	19,464,867
Florida	—	206,032,603	10,315,827	216,348,430
Georgia	—	8,425,118	—	8,425,118
Idaho	—	64,212	—	64,212
Illinois	—	158,777,762	1,899,734	160,677,496
Indiana	—	33,510,147	—	33,510,147
Iowa	—	4,059,429	37,000	4,096,429
Kansas	—	2,320,509	—	2,320,509
Kentucky	—	30,914,818	—	30,914,818
Louisiana	—	51,989,350	—	51,989,350
Maine	—	7,894,970	—	7,894,970
Maryland	—	10,254,469	269,136	10,523,605
Massachusetts	—	35,586,335	—	35,586,335
Michigan	—	100,090,267	—	100,090,267
Minnesota	—	3,312,999	—	3,312,999
Mississippi	—	12,051,917	—	12,051,917
Missouri	—	32,932,687	—	32,932,687
Montana	—	—	2,337,901	2,337,901
Nebraska	—	10,469,179	—	10,469,179
Nevada	—	12,657,836	—	12,657,836
New Hampshire	—	50,476,238	—	50,476,238
New Jersey	—	59,622,041	—	59,622,041
New Mexico	—	2,349,726	—	2,349,726
New York	—	181,865,990	—	181,865,990
North Carolina	—	20,045	—	20,045
Ohio	—	119,822,622	1	119,822,623
Oklahoma	—	11,905,618	—	11,905,618
Oregon	—	3,365,181	—	3,365,181
Pennsylvania	—	104,426,311	—	104,426,311
Rhode Island	—	2,070,494	—	2,070,494
South Carolina	—	15,375,077	4,721,787	20,096,864
South Dakota	—	1,676,205	—	1,676,205
Tennessee	—	12,924,858	—	12,924,858
Texas	—	124,710,205	—	124,710,205
Utah	—	275,066	—	275,066
Vermont	—	882,259	—	882,259
Virginia	—	37,076,266	1,030,250	38,106,516
Washington	—	68,230,354	—	68,230,354
West Virginia	—	3,970,858	—	3,970,858
Wisconsin	—	32,069,017	3,780	32,072,797
U.S. Possessions	—	188,743,033	—	188,743,033
Corporate Bonds and Notes	—	—	1,586	1,586

Total Assets	$—	$2,208,811,135	$21,784,198	$2,230,595,333

62 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2**	Transfers out of Level 2*	Transfers into Level 3*	Transfers out of Level 3**
Assets Table Investments, at Value:
Municipal Bonds and
Notes
Illinois	$—	$(3,430,802)	$3,430,802	$—
Maryland	—	(256,442)	256,442	—
U.S. Possessions	3,153,160	—	—	(3,153,160)
Corporate Bonds and Notes	—	(4,720)	4,720	—

Total Assets	$3,153,160	$(3,691,964)	$3,691,964	$(3,153,160)

*Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

**Transferred from Level 3 to Level 2 due to the availability of market data for this security.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of July 31, 2016	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$65,970	$—	$(10,470)	$—
Arkansas	1,112,089	—	(393)	—
Florida	9,690,100	(38,929)	2,599,666	644,903
Illinois	—	—	—	—
Iowa	43,980	—	(6,980)	—
Maryland	—	—	—	—
Montana	2,340,361	—	(115,234)	112,774
Ohio	—	—	—	—
South Carolina	4,846,681	14,691	(23,650)	2,065
Virginia	1,030,243	—	(279)	286
Wisconsin	3,860	—	(80)	—
U.S. Possessions	3,153,160	—	(722,317)	—
Corporate Bonds and Notes	—	—	—	—

Total Assets	$22,286,444	$(24,238)	$1,720,263	$760,028

a. Included in net investment income.

63 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

			Transfers into Transfers out of		Value as of
	Purchases	Sales	Level 3	Level 3	July 31, 2017
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$—	$—	$—	$55,500
Arkansas	—	—	—	—	1,111,696
Florida	—	(2,579,913)	—	—	10,315,827
Illinois	—	—	1,899,734	—	1,899,734
Iowa	—	—	—	—	37,000
Maryland	—	—	269,136	—	269,136
Montana	—	—	—	—	2,337,901
Ohio	1	—	—	—	1
South Carolina	—	(118,000)	—	—	4,721,787
Virginia	—	—	—	—	1,030,250
Wisconsin	—	—	—	—	3,780
U.S. Possessions	—	—	—	(2,430,843)	—
Corporate Bonds and
Notes	—	—	1,586	—	1,586

Total Assets	$1	$(2,697,913)	$2,170,456	$(2,430,843)	$21,784,198

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$(10,470)
Arkansas	(393)
Florida	1,271,101
Iowa	(6,980)
Montana	(115,234)
South Carolina	(23,650)
Virginia	(279)
Wisconsin	(80)
Total Assets	$1,114,015

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

64 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

	Value as of July 31, 2017	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$55,500	Pricing service	N/A	N/A	N/A (a)
Arkansas	1,111,696	Pricing service	N/A	N/A	N/A (a)
Florida	10,315,827	Pricing service	N/A	N/A	N/A (a)
Illinois	1,899,734	Pricing service	N/A	N/A	N/A (a)
Iowa	37,000	Pricing service	N/A	N/A	N/A (a)
Maryland	269,136	Pricing service	N/A	N/A	N/A (a)
Montana	2,337,901	Pricing service	N/A	N/A	N/A (a)
Ohio	1	Pricing service	N/A	N/A	N/A (a)
South Carolina	4,721,787	Pricing service	N/A	N/A	N/A (a)
Virginia	1,030,250	Pricing service	N/A	N/A	N/A (a)
Wisconsin	3,780	Pricing service	N/A	N/A	N/A (a)
Corporate Bond and Note	1,586	Pricing service	N/A	N/A	N/A (a)

Total	$21,784,198

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity

65 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short- term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response

66 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis

67 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $69,415,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $200,891,036 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $120,125,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 3,480,000	FL COP (Dept. of Management Services) Tender Option Bond Series 2015-XF0020 Trust	10.684%	8/1/28	$4,025,177
4,000,000	Greater Orlando, FL Aviation Authority Tender Option Bond Series 2015-XF2019 Trust[3]	12.950	10/1/32	5,734,400
4,000,000	Houston, TX Airport System Tender Option Bond Series 2015-XF0240 Trust[3]	14.789	7/1/39	4,637,920
4,250,000	Hudson Yards, NY Infrastructure Corp. Tender Option Bond Series 2017-XF0549-1 Trust	7.199	2/15/37	5,770,735
3,750,000	Hudson Yards, NY Infrastructure Corp. Tender Option Bond Series 2017-XF0549-2 Trust	7.199	2/15/39	5,064,450
5,000,000	IL Finance Authority (Northwestern Memorial Hospital/Northwestern Memorial Healthcare Obligated Group) Tender Option Bond Series 2015-XF0022 Trust	16.359	8/15/39	6,885,200
1,555,000	IL Finance Authority Tender Option Bond Series 2015-XF2122 Trust[3]	13.040	5/15/29	1,766,076
10,000,000	MA GO Tender Option Bond Series 2016-XF0530 Trust	7.231	12/1/35	13,763,000
3,650,000	MI Hospital Finance Authority Tender Option Bond Series 2015-XF2129 Trust[3]	17.011	12/1/23	4,658,568
10,760,000	NH H&EFA (LRG Healthcare) Tender Option Bond Series 2015-XF0037 Trust	7.946	10/1/34	12,780,405
5,215,000	NH H&EFA Tender Option Bond Series 2015- XF2144 Trust[3]	20.046	4/1/38	7,847,323

68 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,500,000	Orange County, FL School Board Tender Option Bond Series 2015-XF2013 Trust[3]	14.383%	8/1/34	$3,400,700
3,335,000	San Francisco, CA City & County COP Tender Option Bond Series 2015-XF2033 Trust[3]	10.068	10/1/33	4,432,082

				$80,766,036

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $120,125,000 or 5.29% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

69 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$609,406
Sold securities	6,234,765

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$317,247,861
Market Value	$161,301,919
Market Value as % of Net Assets	7.79%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

70 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

5. Market Risk Factors (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	39,432,283	$274,802,226	36,637,337	$254,396,551
Dividends and/or
distributions reinvested	7,482,401	52,138,172	8,884,386	61,730,685
Redeemed	(56,021,371)	(389,448,459)	(42,461,565)	(294,785,910)

Net increase (decrease)	(9,106,687)	$(62,508,061)	3,060,158	$21,341,326

Class B
Sold	6,084	$41,642	57,145	$394,558
Dividends and/or
distributions reinvested	22,279	154,087	56,826	391,215
Redeemed	(479,905)	(3,326,130)	(1,064,462)	(7,305,574)

Net decrease	(451,542)	$(3,130,401)	(950,491)	$(6,519,801)

Class C
Sold	9,625,779	$65,802,250	11,500,262	$79,329,958
Dividends and/or
distributions reinvested	1,899,824	13,132,587	2,248,527	15,510,017
Redeemed	(17,557,783)	(120,267,124)	(8,901,754)	(61,451,947)

Net increase (decrease)	(6,032,180)	$(41,332,287)	4,847,035	$33,388,028

Class Y
Sold	34,278,214	$238,499,944	53,144,298	$368,142,503
Dividends and/or
distributions reinvested	2,374,263	16,508,726	2,839,122	19,697,097
Redeemed	(35,929,400)	(248,193,039)	(35,140,213)	(244,292,051)

Net increase	723,077	$6,815,631	20,843,207	$143,547,549

71 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$535,282,132	$583,850,542

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to

72 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$ —
Payments Made to Retired Trustees	14,290
Accumulated Liability as of July 31, 2017	103,281

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’

73 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class Y
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor
July 31, 2017	$155,212	$42,249	$7,918	$25,326	$—

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to

74 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.1825% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro- rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.07% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.1825%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$ 22,290,411
Average Daily Interest Rate	0.885%
Fees Paid	$ 998,065
Interest Paid	$ 153,779

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase

75 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$579,381

76 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester AMT-Free Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester AMT-Free Municipal Fund (the Fund), including the statement of investments, as of July 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester AMT-Free Municipal Fund as of July 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2017

77 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 97.72% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

78 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

79 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub- Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016),

80 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Edmund P. Giambastiani, Jr., Continued	Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Director of Cartica Management, LLC Funds (private investment funds) (since 2017); Trustee of University of Florida Law Center Association, Inc. (since 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

81 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

82 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

83 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella. Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President of the Sub-Adviser (since January 2016) and Senior Portfolio Manager of the Sub-Adviser (since January 2017); Portfolio Manager of the Sub- Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

84 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

85 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

86 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

87 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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95 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0310.001.0717 September 26, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $54,600 in fiscal 2017 and $52,800 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,050 in fiscal 2017 and $4,404 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $320,775 in fiscal 2017 and $736,335 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, additional audit services, and custody exams

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $710,577 in fiscal 2017 and $298,261 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,035,402 in fiscal 2017 and $1,039,000 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT-Free Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer
Date:	9/12/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer
Date:	9/12/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen Principal Financial Officer
Date:	9/12/2017